UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Materials Pursuant to §240.14a-12
AMENTUM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑ No fee required.
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Notice of 2025
Annual Meeting
of Stockholders
and Proxy Statement
March 5, 2025
Amentum Holdings, Inc.
January 21, 2025

Dear Amentum Stockholder:
I would like to invite you to attend the first Annual Meeting of Stockholders of Amentum Holdings, Inc.
("Amentum" or the "Company"), to be held virtually at 11:00 a.m. (EST) on March 5, 2025 (the "Annual
Meeting"). A Notice of Internet Availability of Proxy Materials, which contains instructions on how to access online our Proxy Statement and our Annual Report for the fiscal year ended September 27, 2024, is first being sent to stockholders on or about January 21, 2025.
Items of business to be transacted at our Annual Meeting are:
1.Election of thirteen director nominees;
2.Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2025;
3.A non-binding, advisory vote on the compensation paid to the Company’s named executive officers in fiscal year 2024, as disclosed in the proxy statement; and
4.A non-binding, advisory vote on the frequency of future advisory votes to approve named executive officer compensation.
In addition to the foregoing, the Annual Meeting will include the transaction of such other business as may properly come before the meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof.
The Board of Directors recommends that you vote “FOR” the nominees under Proposal 1, “FOR”
Proposals 2 and 3, and “ONE YEAR” for Proposal 4.
Our 2025 Annual Meeting of Stockholders will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/AMTM2025. To participate in the Annual Meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials.
Your vote is important. You may vote by proxy online or by telephone. In addition, if you receive paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction form (if you hold your shares through a broker or bank). Voting online, by telephone, by written proxy or by voting instruction form will ensure your representation at the Annual Meeting regardless of whether you participate in the virtual meeting.
We look forward to your participation in our Annual Meeting. We appreciate your investment in and support of
Amentum.
Sincerely,
John Heller
Chief Executive Officer
NOTICE OF AMENTUM HOLDINGS, INC.'S 2025 ANNUAL
MEETING OF STOCKHOLDERS

Time and Date:	11:00 a.m. (EST), March 5, 2025

Place:	*Virtual meeting at www.virtualshareholdermeeting.com/AMTM2025

Agenda:	1.The election of thirteen director nominees named in the proxy statement;

2.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2025;

3. A non-binding advisory vote on the compensation paid to the Company’s named executive officers for fiscal year 2024, as disclosed in the proxy statement; and

4. A non-binding, advisory vote on the frequency of future advisory votes to approve named executive officer compensation.

In addition to the foregoing, the Annual Meeting will include the transaction of such other business as may properly come before the meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof.

The Board of Directors recommends that you vote “FOR” the nominees under Proposal 1, “FOR” Proposals 2 and 3, and “ONE YEAR” for Proposal 4.

Record Date:	Only holders of record of the Company’s common stock on January 7, 2025 will be entitled to vote at the Annual Meeting.

Date of Distribution:	The proxy materials or a Notice of Internet Availability are first being sent to stockholders on January 21, 2025.

Proxy Voting:
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, you may access electronic voting via the Internet or the automated telephone voting feature, both of which are described on your enclosed proxy card, or you may sign, date, and return the proxy card in the envelope provided.

* Our 2025 Annual Meeting of Stockholders will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/AMTM2025. To participate in the Annual Meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials. If you plan to participate in the virtual meeting, please see “Important Information About Annual
Meeting and Proxy Procedures.”
On Behalf of the Board of Directors,
Paul W. Cobb, Jr.
Secretary
January 21, 2025
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to be held on March 5, 2025: On January 21, 2025, we will begin mailing a notice, called the Notice of Internet
Availability of Proxy Materials (the “Notice”), to our stockholders advising them that this Proxy Statement, our
Annual Report on Form 10-K for the fiscal year ended September 27, 2024 and voting instructions can be accessed over the Internet at www.proxyvote.com. You may then access these proxy materials online or you may request that a printed copy of the materials be sent to you. If you want to receive a paper or e-mail copy of these proxy materials, you may request one by telephone by calling 1-800-579-1639, online at
www.proxyvote.com or by e-mail to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated on your Notice) in the subject line. There is no charge to you for requesting a copy.

PROXY STATEMENT SUMMARY
This summary highlights certain information contained elsewhere in this proxy statement. The summary does not contain all of the information that you should consider, and you should review our Annual Report on Form
10-K for the fiscal year ended September 27, 2024 (the “Annual Report”) and the entire proxy statement carefully before voting.
Unless the context otherwise indicates or requires, as used in this proxy statement, references to: (i)
“Amentum,” the “Company,” “we,” “us,” “our,” or our “company” refer to Amentum Holdings, Inc., its consolidated subsidiaries and predecessors; (ii) “our Board” or “the Board” means the Board of Directors of the Company; (iii)
“stockholder” means holders of our common stock; (iv) “fiscal,” refers to our fiscal years ended the closest
Friday to September 30; and (v) “you,” “your,” “yours,” or other words of similar import in this proxy statement refers to stockholders entitled to vote on the matters to be presented at the 2025 Annual Meeting of
Stockholders (the "Annual Meeting").
2025 Annual Meeting of Stockholders
Date and Time:March 5, 2025 at 11:00 a.m. (EST)
Place:Virtual meeting at www.virtualshareholdermeeting.com/AMTM2025
Record date:January 7, 2025
Admission:       Our 2025 Annual Meeting of Stockholders will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/AMTM2025. To participate in the Annual Meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials. If you plan to participate in the virtual meeting, please see "Important Information about Annual Meeting and Proxy Procedures."
Voting Matters and Board Recommendations
Stockholders are being asked to vote on the following matters at the 2025 Annual Meeting of Stockholders:

Proposal	Description	Board's Voting Recommendation	Page Reference
No. 1	Election of thirteen director nominees named in this proxy statement	FOR each director nominee	7
No. 2	Ratification of appointment of Ernst & Young LLP ("EY") as the Company's independent registered accounting firm for fiscal year 2025	FOR	64
No. 3	A non-binding advisory vote on the compensation paid to the Company’s named executive officers for fiscal year 2024, as disclosed in the proxy statement	FOR	65
No. 4	A non-binding, advisory vote on the frequency of future advisory votes to approve named executive officer compensation	ONE YEAR	66
How to Vote
Stockholders as of the record date may vote electronically at the virtual meeting or vote in advance by submitting a proxy by Internet, telephone, or mail as follows:

Vote by Internet	Vote by Telephone	Vote by Mail

Visit proxyvote.com and follow the instructions provided in the Notice	Call the phone number located on the proxy card or the Notice	If you request printed copies of the proxy materials by mail, by filling out the proxy card included with the materials

Background on the Transaction that Created Amentum
On September 27, 2024, Amentum became a public company through the consummation of the spin-off of
Jacobs Solutions Inc.'s ("Jacobs") Critical Missions Solutions business and portions of Jacobs' Divergent
Solutions business (together, the "CMS Business") and merger with Amentum Parent Holdings LLC (including its affiliates and subsidiaries, “Legacy Amentum”) in a tax-efficient Reverse Morris Trust transaction (collectively, the "Transaction"). Prior to the spin-off, the CMS Business reorganized under a newly formed company named
Amazon Holdco Inc. (“CMS”) and distributed a $911 million cash dividend payment to Jacobs, who then distributed prior to the merger approximately 80.95% of the outstanding shares of CMS common stock on a pro rata basis to Jacobs’ shareholders. In connection with the completion of the merger, CMS was renamed
Amentum Holdings, Inc. On September 30, 2024, Amentum began trading on the New York Stock Exchange under the ticker symbol “AMTM”.
Because Amentum's Board of Directors was appointed in connection with the closing of the Transaction at the end of fiscal year 2024, the Board and its committees did not meet in fiscal year 2024. Accordingly, this proxy statement will provide information about Amentum's governance policies and practices but will not report historical activities of the Board and its committees.
Amentum's governance is subject to the provisions of our amended and restated certificate of incorporation, our amended and restated bylaws, and a stockholders agreement that Amentum entered into with Amentum Joint
Venture L.P. (the former owner of Amentum Parent Holdings LLC; hereinafter "Amentum Equityholder" and including, where relevant, Sponsor Stockholder as defined below) in connection with the Transaction (the
“Stockholders Agreement”). The key provisions in these documents relating to the governance of Amentum are summarized in the information statement filed as Exhibit 99.1 to the Current Report on Form 8-K of Amazon
Holdco Inc. (now known as Amentum Holdings, Inc.), filed with the Securities and Exchange Commission (the
“SEC”) on September 18, 2024 (the "Information Statement").
Company Performance and Highlights
Performance highlights from Amentum's fiscal year 2024 include:1
•GAAP Revenues grew 7% year-over-year to $8.4 billion
•GAAP Net Loss of $82 million
•Pro Forma Revenues grew 4%, year-over-year, to $13.9 billion
•Pro Forma Net Income of $32 million
•Pro Forma Adjusted EBITDA grew 7%, year-over-year, to $1,052 million
•Pro Forma Adjusted EBITDA Margin grew 20 basis points, year-over-year, to 7.6%
1 This proxy statement includes the presentation and discussion of pro forma financial information that incorporates the results of CMS prepared in accordance with the requirements of Article 11 of Regulation S-X. The proxy statement also includes the presentation and discussion of Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin, which are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Management believes that these non-GAAP measures provide another measure of Amentum’s results of operations and financial condition, including its ability to comply with financial covenants. See Unaudited Non-GAAP Financial Measures in Appendix A for more information and a reconciliation of our selected reported results to these non-GAAP measures.

Our Board of Directors
Each of our directors is elected by our stockholders on an annual basis to serve until the next annual meeting and until their respective successors are elected. Each of our current directors has been nominated for election to the Board, and you can find additional information regarding our Board nominees under "Proposal 1: Election of Directors" beginning on page 7.

Name	Director Since	Independent	Committee Membership
			Audit	Compensation	Nominating & Governance
2024 Director Nominees
Steven J. Demetriou[1]	2024
John Heller[2]	2024
Benjamin Dickson[3]	2024	I		M
General Vincent K. Brooks	2024	I	M		M
General Ralph E. Eberhart	2024	I		M
Alan E. Goldberg	2024	I
S. Leslie Ireland	2024	I	M	M
Barbara L. Loughran	2024	I	M		C
Sandra E. Rowland	2024	I	C
Christopher M.T. Thompson	2024	I
Russell Triedman	2024	I		C	M
John Vollmer	2024	I
Connor Wentzell	2024	I			M
C Committee Chair I Independent Director M Member
1 Executive Chair
2 Chief Executive Officer
3 Lead Independent Director
Current Board Composition and Diversity

Corporate Governance Highlights
•Eleven of our thirteen directors are independent.
•The Audit, Compensation, and Nominating and Governance Committees are composed entirely of independent directors.
•We have a diverse Board of Directors in terms of experience, skills, gender, and ethnicity; 31% of our
Board of Directors is gender and/or racially diverse.
•Our directors serve one-year terms and stand for election annually.
•We provide for a majority voting standard in our bylaws for the election of directors in uncontested elections and a plurality voting standard for the election of directors in contested elections.
•We do not have a "poison pill" in effect.
•The Board of Directors intends to hold regular executive sessions of independent directors.
•We intend to conduct annual Board and committee evaluations and self-assessments.
•Our policy on public company board service helps to ensure a director's ability to devote necessary time to Board duties.
•Our Board of Directors and senior leadership exercise oversight in respect of corporate-wide matters, including enterprise risk management and sustainability.
•The Board of Directors intends to conduct an annual discussion on management succession planning, with support provided by the Nominating and Governance Committee.
•We adhere to robust executive officer and director stock ownership guidelines.
•Our policies prohibit short sales, frequent trading, and derivative transactions in our equity, as well as hedging, pledging and the use of margin accounts.
•Our policies include a provision for the recoupment from executives of equity-based compensation in the event of misconduct leading to a financial restatement.
•Our Investor Relations team and management regularly engage with current and potential stockholders.
Executive Compensation Highlights
•We foster alignment between pay and performance (both company success and shareholder value).
•We emphasize variable pay (short- and long-term incentives) over fixed pay (salary).
•We emphasize long-term versus short-term pay.
•We require our executives and directors to satisfy meaningful stock ownership requirements.
•We ensure an appropriate peer group to benchmark executive compensation.
•We review on a regular basis our executive talent, performance, deployments, and succession.
•We evaluate policies and programs on a regular basis to ensure competitiveness and alignment to organizational goals.
•We limit excessive compensation for executives by setting compensation caps and restricting excessive perks and non-monetary benefits.
Additional details about our executive compensation philosophy and structure can be found in the
Compensation Discussion and Analysis ("CD&A"), starting on page 39.
Environmental, Social, and Governance Discussion and Highlights
Our approach to Environmental, Social, and Governance ("ESG") takes the core elements of our corporate values and instills them into our business strategy with the purpose of challenging convention and driving progress to bring solutions to the most significant challenges in science, security and sustainability. Doing so provides an advantage that benefits our shareholders, employees, customers, and the communities where we live and serve.

ESG Governance
To advance our initiatives around ESG, we have devised a plan of governance through the Nominating and
Governance Committee of our Board having oversight of the Company’s ESG strategy. To facilitate the strategy,
Amentum established an ESG Lead to delineate clear pathways around the Company’s related efforts. With support and backing from cross-functional leaders around the enterprise, each holding operational or policy-
level responsibility for an area of performance that relates to our ESG priorities, the ESG Lead serves as an advisory body to our Executive Leadership Team on ESG and sustainability matters.
ESG Commitments and ESG Reporting
•Prior to the Transaction, Amentum committed to near-term targets and net-zero greenhouse gas emissions by no later than 2040. We plan to reassess these targets including through the Science
Based Targets initiative (SBTi), which provides a window of time to develop science-based target(s) and become validated by the SBTi.
•We plan to release our 2024 ESG Report in the first half of 2025. The 2024 ESG report will reflect pre-
Transaction ESG actions and will include information from both the Legacy Amentum and CMS businesses. Our next step will be to issue our ESG report in 2026 to reflect post-closing operations as a public company, adhering to regulations and following guidelines and reporting frameworks applicable to our Company and industry.
ESG Awards & Recognitions
Our fiscal year 2024 ESG accomplishments will be outlined in our 2024 ESG Report. Below are select recent award designations and accolades Amentum is honored to have received:
•2024 Britain's Energy Coast Business Cluster (BECBC) Social Value Award
•2024 National Veteran Small Business Coalition (NVSBC) Champions of Veterans Award
•2024 Global Impact Innovation Award: International Stability Operations Association
•2024 America's Greatest Workplaces: Newsweek
•2024 Top Military Spouse Employer: Military.com Veteran Employment Project
•2024 America's Greatest Workplaces for LGBTQ+: Newsweek
•2023-24 Top 100 Production & Service Suppliers: Intel Corporation
•Sustainable Climate-Ready Award: DOE Office of Sustainable Environmental Stewardship
•U.S. Green Building Council Member
•2024 #11 Top Corporate Diversity Index: Washington Business Journal
•2024 America's Greatest Workplaces for Mental Wellbeing: Newsweek
•2024 America's Greatest Workplaces for Job Starters: Newsweek
•2024 America's Greatest Workplaces for Women: Newsweek
•2024 America's Greatest Workplaces for Diversity: Newsweek
•2024 #7 Top Government Technology Contractors: Washington Business Journal
•2024 VETS Indexes 4 Star Employer: VETS Indexes Employer Awards
•2024 Top Veteran Employer: Military.com Veteran Employment Project
•2023 Engineering News Record Global Awards: #2 Environmental Firm: Federal Market
•2023 Engineering News Record Global Awards: #3 Environmental Firm: Nuclear Waste
•2023 Engineering News Record Global Awards: Top 10 Environmental Firms
•2023 America’s Greatest Workplaces for Parents & Families: Newsweek
•2023 Military Friendly: #1 Employer

•2023 Military Friendly: #1 Supplier Diversity
•2023 Military Friendly: Top 10 Spouse Employer
•2023 US Veterans Magazine Best of the Best: Top Veteran-Friendly Companies
•2023 US Veterans Magazine Best of the Best: Top Supplier Diversity Programs
Human Capital Management
Our team of experienced senior executives leads Amentum with a history of developing, engineering and delivering complex technical and management solutions to our U.S. federal government customers and allied governments worldwide. With significant experience in relevant industries or roles, this team is respected by customers, business partners and employees for their technical expertise across the defense, security, intelligence, energy and environmental markets. Recognized for their ethical behavior, focus on employee safety, commitment to inclusion and collaboration, and personal embrace of Amentum’s core values, they lead by example in support of their leadership brand.
Our team is focused on delivering purpose-driven solutions. We hold ourselves accountable to our team, customers, company, and communities and innovate as a team passionate about making a difference in an ever-changing world. Our culture and values embrace inclusion and collaboration, which serve as a beacon for sharing our continued story of success and experience to all our customers’ missions.
We have created a values-driven culture by fostering a sense of belonging, welcoming all perspectives and contributions, and providing equal access to opportunities and resources for everyone. Our high-performing culture supports a best-in-class employee experience devoted to growing a diverse, equitable, and inclusive workforce. Through our employee resource networks, we aim to tangibly foster community and inclusion in our workforce. In combination, our ethics and compliance program, high-performing culture, and core values framework provide our workforce with clarity on what is expected to be successful as an Amentum employee.
As of the closing of the Transaction on September 27, 2024, Amentum had over 53,000 employees, which excludes employees of our joint ventures. These personnel are assigned in all 50 U.S. states and approximately
80 other countries.
A significant portion of Amentum’s workforce is made up of veterans who served in our nation’s armed forces, and many of our U.S. employees have a security clearance.

PROPOSAL 1: ELECTION OF DIRECTORS
Election of Directors
Each of our current directors has been nominated for election to the Board for a one-year term, expiring at the
2026 Annual Meeting of Stockholders and when his or her successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. To be elected in an uncontested election, a nominee must receive a majority of the votes validly cast with respect to that nominee’s election at an annual meeting at which a quorum has been established. To be elected in a contested election, a nominee must receive the vote of a plurality of the votes validly cast at an annual meeting at which a quorum has been established.
Board Skills Matrix
The Nominating and Governance Committee and the Board believe that each director nominee is well qualified for the role in terms of skills and experiences relevant to the Company, as reflected in the board skills matrix below. Collectively, the director nominees bring significant public company, financial, government, and strategic experience that will enable the Board to provide sound and prudent guidance with respect to the Company's operations and interests and that will further the long-term interests of the Company's stockholders.

Director Nominees
The thirteen nominees for election as directors are listed below. If elected, the nominees for election as directors will serve for one-year terms and until their successors are elected and qualify. Unless you instruct us on the proxy card to vote differently, we will vote signed, returned proxies FOR the election of such nominees. If for any reason any nominee cannot or will not serve as a director, we may vote such proxies for the election of a substitute nominee designated by the Board.

Director	Principal Occupation, Business Experience and Other Directorships Held

Steven (Steve) J. Demetriou

Steve Demetriou is the executive chair of the board of directors of Amentum. He joined Jacobs Solutions Inc. (Jacobs) as CEO in 2015. In 2016, he became chair and chief executive officer of Jacobs. In January 2023, upon retiring as chief executive officer, he continued as the executive chair of Jacobs’ board of directors, where he served until the closing of Amentum’s merger with Jacobs’
Critical Mission Solutions and Cyber and Intelligence businesses.
During his tenure as CEO, Mr. Demetriou steered a profound reshaping of
Jacobs’ business portfolio, operations and culture. Under his leadership, the company accelerated profitable growth and transformed into a leading, next-
generation solutions provider by tackling some of the world’s biggest challenges for thriving cities, resilient environments, mission-critical outcomes, operational advancement, scientific discovery, and cutting-edge manufacturing.
Mr. Demetriou’s broad international business perspectives are the product of more than 35 years in leadership and senior management roles across a wide range of industries. This includes serving as president and CEO of Noveon Inc.
(2001-2004) and chairman and CEO of Aleris Corporation (2004-2015). He holds a Bachelor of Science degree in chemical engineering from Tufts
University.
In addition to serving on Amentum’s board, Mr. Demetriou also serves on the boards of FirstEnergy Corp. and Arcosa Inc.
Specific qualifications, experience, skills, and expertise include:
•Public company CEO, Executive Chair, and directorship experience;
•Core business skills, including financial and strategic planning; and
•Deep understanding of our Company, its history, and culture.

Age: 66 Director since 2024 Executive Chair

Director	Principal Occupation, Business Experience and Other Directorships Held

John Heller

As the chief executive officer for Amentum, John Heller’s responsibilities include planning and directing the strategy and execution of the operating activities for all 53,000 employees in approximately 80 countries around the world.
Prior to the Amentum-Jacobs’ Critical Mission Solutions business merger, Mr.
Heller was the chief executive officer of the legacy Amentum company since
2022, where he led the company’s integration of two multi-billion dollar acquisitions. Under his leadership, Amentum transformed into an industry-
leading provider of engineering, system integration, and project management services to the U.S. government and partners.
Before his role at Amentum, Mr. Heller served as chief executive officer and president at PAE from 2013 to 2021. Prior to that, he served as senior vice president and chief operating officer of Engility Corporation after the company was spun off from L-3 Communications from 2012 to 2013. He also held several leadership positions at Harris Corporation from 2007 to 2012, including president of Harris IT Services, served as CEO of Netco, Inc., a Cerberus Capital
Management portfolio company from 2004 to 2006, and held the president and chief operating officer role at Multimax, Inc. from 2006 to 2007.
Mr. Heller started his career in the U.S. Army serving in various leadership positions as a logistics officer. He then attended graduate business school and joined Deloitte Consulting. Following a decade in the consulting field, Mr. Heller attained his first CEO position at Rentport, Inc., a portfolio company of Catterton
Partners (now L Catterton), a venture capital and private equity firm.
Mr. Heller graduated from the U.S. Military Academy at West Point and earned a master’s degree in business administration from the University of Pittsburgh.
Today he serves on their Chancellor’s Global Advisory Council. In recognition of his achievements and contributions in the field of business, Mr. Heller was also named the university’s Katz Graduate School Distinguished Alumni Honoree. As
part of his support to the government services industry, Mr. Heller also serves as the Vice-chair for the Professional Services Council board of directors and executive committee. Mr. Heller is a well-recognized leader in the government contracting industry, being awarded 2024 CEO of the Year by WashingtonExec and 2024 ACG CEO of the Year; he has been in the Washington100 list of top executives multiple times over his career.
Specific qualifications, experience, skills, and expertise include:
•Operating and management experience, including as the CEO of public and privately owned companies;
•Core business skills, including financial and strategic planning; and
•Deep understanding of our Company, its history, and culture.

Age: 62 Director since 2024 Chief Executive Officer

Director	Principal Occupation, Business Experience and Other Directorships Held

Benjamin Dickson

Benjamin Dickson is the lead independent director on Amentum’s board of directors. He currently serves as a managing director of American Securities
LLC, which he joined in 2011. He is a former member of the board of managers of the general partner of Amentum Joint Venture LP. Mr. Dickson has extensive experience serving as a director of private companies. In addition to serving on the board of Amentum, Mr. Dickson serves on the board of directors of several current American Securities LLC portfolio companies, including serving as chairman of the board of directors of NAPA and SimonMed and as a director of
The Aspen Group.
Prior to joining American Securities LLC, Mr. Dickson served as the director of corporate development at Active Interest Media, as an investment professional with GTCR and Wind Point Partners, and as a management consultant with
McKinsey & Company.
Mr. Dickson holds Bachelor of Science degrees in accounting and finance from
Indiana University's Kelley School of Business and a Master of Business
Administration degree from Northwestern University's Kellogg School of
Management. He brings more than 18 years of private equity investing and director experience.
Specific qualifications, experience, skills, and expertise include:
•Private equity investing and directorship experience;
•Operating and management experience; and
•Core business skills, including financial and strategic planning.

Age: 43 Director since 2024 Lead Independent Director Committee: •Compensation

Director	Principal Occupation, Business Experience and Other Directorships Held

General Vincent K. Brooks (U.S. Army, retired)

General Vincent K. Brooks is a member of Amentum’s board of directors and has served as a principal of WestExec Advisors LLC since 2020. He served on the Jacobs board of directors from 2020 until the closing of Amentum’s merger with Jacobs’ Critical Mission Solutions and Cyber and Intelligence businesses.
He is a former four-star general in the United States Army, from which he retired in 2019. He served as commander of Korean and U.S. combined forces in the
Republic of Korea from 2016 to 2018 and held numerous high-level command and staff positions within the armed forces from 1980 to 2019. He currently serves as a director of Verisk Analytics Inc. and as the chair of the nominating and corporate governance committee of Diamondback Energy Inc.
General Brooks also serves as vice chair of the Gary Sinise Foundation, is a life member of the Council on Foreign Relations, is a visiting senior fellow at
Harvard Kennedy School Belfer Center for Science and International Affairs and
a distinguished fellow at the University of Texas at Austin Clements Center for
National Security and Strauss Center for International Security and Law. He
previously served as a member of the CIA Director’s External Advisory Board, as a member of the Defense Advisory Committee on Diversity and Inclusion, as
the Class of 1951 Distinguished Chair for the Study of Leadership at the U.S.
Military Academy at West Point, and as the Chair and President of the Korea
Defense Veterans Association.
General Brooks holds a Bachelor of Science degree in engineering from the
U.S. Military Academy at West Point and a master’s degree in military art and science from the U.S. Army School of Advanced Military Studies at Fort
Leavenworth, Kansas. General Brooks brings to our board of directors valuable leadership skills and expertise developed through his military service. His areas of expertise include leadership in complex organizations, inclusion and diversity, national security, international relations, military operations, combating terrorism, and countering the proliferation of weapons of mass destruction.
Specific qualifications, experience, skills, and expertise include:
•Significant government experience, particularly in national security, international relations, and military operations;
•Operating and management experience; and
•Public company directorship and committee experience.

Age: 66 Director since 2024 Independent Committees: •Audit •Nominating & Governance

Director	Principal Occupation, Business Experience and Other Directorships Held

General Ralph E. (Ed) Eberhart (U.S. Air Force, retired)

General Ralph E. Eberhart is a member of Amentum’s board of directors and served on the board of directors of Jacobs from 2012 until the closing of
Amentum’s merger with Jacobs’ Critical Mission Solutions and Cyber and
Intelligence businesses. General Eberhart is a former four star general in the
United States Air Force, a rank he held from 1997 to 2005. General Eberhart also held numerous high-level command and staff positions within the Air Force and the Department of Defense from 1968 to 2005. He is a former commander of the U.S. Northern Command, North American Aerospace Defense Command,
U.S. Space Command, Air Force Space Command, Air Combat Command &
U.S. Forces, Japan. He also served as vice chief of the United States Air Force.
He has served as the chair of the board of VSE Corp. since 2019 and has served on its board since 2007. He also serves on the board of Segs4Vets.
In the past, General Eberhart previously served as the chair of the board of
Triumph Group, Inc. and on the boards of TERMA North America Inc. and
Rockwell Collins. General Eberhart is the chair of the American Air Museum in
Britain, serves on the board of trustees of Palmer Land Conservancy and is a trustee of the Air Force Academy Endowment. He is a member of the Council of
Foreign Relations and the Colorado Thirty Group. General Eberhart brings extensive leadership skills developed through his military service.
General Eberhart holds a Bachelor of Science degree in political science from the United States Air Force Academy and a master’s degree in political science from Troy State University. His 36-year military career provides our board of directors with valuable insights and knowledge into leadership, government and military issues.
Specific qualifications, experience, skills, and expertise include:
•Significant government experience, particularly in military operations;
•Public and private company directorship and committee experience; and
•Operating and management experience.

Age: 78 Director since 2024 Independent Committee: •Compensation

Alan E. Goldberg

Alan Goldberg is a member of the board of directors of Amentum and is the co-
founder and chief executive officer of Lindsay Goldberg, positions he has held since the firm’s inception in 2001. Prior to co-founding Lindsay Goldberg, he held several leadership positions at Morgan Stanley, including serving as chairman and chief executive officer of Morgan Stanley Private Equity. Mr.
Goldberg has extensive experience serving as a director on the boards of directors of private and public companies, including most recently serving as a director on the boards of directors of Reign Research Holdings and Stelco
Holdings Inc. (TSX: STLC).
Mr. Goldberg holds a Bachelor of Arts degree in economics and philosophy and a Master of Business Administration degree from New York University, and a
Juris Doctor degree from Yeshiva University. He brings more than 40 years of investing and public and private company director experience in the industrials, professional services and healthcare industries to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•Private and public company directorship experience;
•Expertise in the financial, industrial, professional services, and healthcare industries; and
•Core business skills, including financial and strategic planning.

Age: 70 Director since 2024 Independent

Director	Principal Occupation, Business Experience and Other Directorships Held

S. Leslie Ireland

Leslie Ireland is a member of the board of directors of Amentum and served in the U.S. Intelligence Community for approximately 31 years. In her final assignment in federal service, Ms. Ireland was the Assistant Secretary for
Intelligence and Analysis of the U.S. Department of the Treasury, and the
National Intelligence Manager for Threat Finance for the Office of the Director of
National Intelligence. Before joining the Treasury in 2010, Ms. Ireland was the daily intelligence briefer for President Barack Obama. She also served as the
Iran Mission Manager, responsible for overseeing the intelligence process on
Iran for the entire U.S. government. Ms. Ireland worked at the Central
Intelligence Agency for 25 years in positions of increasing responsibility, including work on assignments focused on the Middle East and weapons of mass destruction. She retired from federal service in November 2016.
Ms. Ireland has served as a director of Citigroup Inc. since October 2017. In addition, she serves on the board of the Stimson Center, a non-profit organization. She is a member of the Cyber Advisory Board for the CEO of
Chubb Insurance and Chubb’s Executive Management Team. She is also a member of Tapestry Networks Cyber Risk Director Network.
Ms. Ireland holds a bachelor’s degree from Franklin & Marshall College and a master’s degree from Georgetown University. She brings more than 30 years of in-depth experience in the Intelligence Community to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•Significant government experience, particularly in national security and the
Intelligence Community;
•Public company and not-for-profit organization directorship experience; and
•Core business skills, including financial and strategic planning.

Age: 65 Director since 2024 Independent Committees: •Audit •Compensation

Barbara (Barb) L. Loughran

Barb Loughran is a member of the board of directors of Amentum and served on the board of directors of Jacobs from 2019 until the closing of Amentum’s merger with Jacobs’ Critical Mission Solutions and Cyber and Intelligence businesses.
Most recently she served as Jacobs’ audit committee chair and on the enterprise risk & ESG committee. Previously, Ms. Loughran was a partner at
PricewaterhouseCoopers LLP (PwC) until 2018, serving global public company clients across a wide range of industries. Additionally, she served as a partner in
PwC’s national office working with the Securities and Exchange Commission and clients as they accessed the capital markets and responded to regulatory requirements. Ms. Loughran has also been on the board of Armstrong World
Industries since 2019, serving as audit committee chair and on the nominating, governance & sustainability and finance committees.
Ms. Loughran holds a bachelor’s degree from Franklin & Marshall College and a
Master of Business Administration degree from the University of Pennsylvania’s
Wharton School. Ms. Loughran brings more than 35 years of global experience working with Fortune 500 executives and boards as they navigate strategic, transformational and operational issues. Her broad industry experience brings our board of directors in-depth knowledge in the professional services, industrial, engineering and consumer products industries.
Specific qualifications, experience, skills, and expertise include:
•Expertise in the professional services, industrial, engineering and consumer products industries;
•Public company directorship and audit committee experience; and
•Core business skills, including accounting, financial and strategic planning.

Age: 61 Director since 2024 Independent Committees: •Audit •Nominating & Governance (Chair)

Director	Principal Occupation, Business Experience and Other Directorships Held

Sandra E. Rowland

Sandra Rowland is a member of the board of directors of Amentum. From 2020 to 2023, Ms. Rowland served as senior vice president and chief financial officer of Xylem Inc., a leading water technology company, during which she played a central role in the company’s $7.5 billion acquisition and integration of Evoqua
Water Technologies Corp., and served as a senior advisor from 2023 to 2024.
From 2015 to 2020, Ms. Rowland served as executive vice president, and chief financial officer of Harman International Industries Inc., a global leader in connected car and audio solutions. She was instrumental in Samsung
Electronics’ acquisition of Harman, a NYSE publicly traded Fortune 500/S&P
500 Company in 2017. From 2012 to 2014, Ms. Rowland led corporate development and investor relations. Earlier in her career, Ms. Rowland held various financial leadership positions at Eastman Kodak Company and
PricewaterhouseCoopers LLP.
Ms. Rowland currently serves on the board of directors and the audit and human resources committees of Oshkosh Corporation, a leading innovator of purpose-
built vehicles and equipment. She also serves as board member and chair of the audit committee of Fortifi Food Processing Solutions, a portfolio company of
KKR & Company Inc.
Ms. Rowland holds a bachelor’s degree in economics and business from
Lafayette College and a Master of Business Administration degree from the
University of Rochester’s William E. Simon School of Business. She brings more than 30 years of experience in financial strategy, investor relations, mergers and acquisitions, and accounting and finance operations to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•Expertise in finance and accounting operations, financial strategy, investor relations, and mergers and acquisitions;
•Public company directorship and audit committee experience; and
•Core business skills, including financial and strategic planning.

Age: 53 Director since 2024 Independent Committee: •Audit (Chair)

Director	Principal Occupation, Business Experience and Other Directorships Held

Christopher M.T. Thompson

Christopher Thompson is a member of the board of directors of Amentum and served on the board of Jacobs from 2012 and from 2020 as Lead Independent
Director until the closing of Amentum’s merger with Jacobs’ Critical Mission
Solutions and Cyber and Intelligence businesses. Mr. Thompson has served on the boards of directors of Royal Gold Inc. from 2013 to 2020, Golden Star
Resources Ltd. from 2010 to 2015, and Teck Resources Limited from 2003 to
2014. Additionally, from 2002 to 2005, he served as chairman of the World Gold
Council and from 1998 to 2005, he served as director, chairman and chief executive officer of Gold Fields Ltd., a gold mining company.
Earlier in his career, Mr. Thompson founded and led the formation of Castle
Group Inc., a manager of institutionally funded venture capital partnerships that invested in the development of new gold mines globally, from 1985 to 1998.
Prior to his experience at Castle Group Inc., Mr. Thompson was a mining analyst, partner and director of Gordon Securities in Toronto from 1978 to 1982.
In addition, from 1971 to 1978, he worked for the Anglo American Corporation in
South Africa and Canada as assistant divisional manager of the Gold Division and, subsequently, the Finance Division. He has also served on private boards of directors and engaged with the community, including, from 2013 to 2017, as a member of the board of directors of The Colorado School of Mines Foundation, and from 1998 to 2002, as a member of the board of directors and vice president of the South African Chamber of Mines and a member of the board of directors of Business Against Crime South Africa.
Mr. Thompson holds a bachelor’s degree in law and economics from Rhodes
University in South Africa, and a master’s degree in business management from
Bradford University in the United Kingdom. He has an extensive background in international operations, finance and strategic leadership in a range of industries, including investments and mining. Mr. Thompson brings valuable insight and independent leadership to our board of directors regarding the day-
to-day operations of large global organizations, risk management and corporate best practices.
Specific qualifications, experience, skills, and expertise include:
•Public and private company CEO and directorship experience;
•Expertise in finance, risk management, and global businesses; and
•Core business skills, including financial and strategic planning.

Age: 76 Director since 2024 Independent

Director	Principal Occupation, Business Experience and Other Directorships Held

Russell Triedman

Russell Triedman is a member of the board of directors of Amentum and a managing partner at Lindsay Goldberg, which he joined at its inception in 2001.
He is a former member of the board of managers of the general partner of
Amentum Joint Venture LP. Mr. Triedman has extensive experience serving as a director of private and public companies and serves in such roles at companies owned by Lindsay Goldberg funds.
Mr. Triedman holds a Bachelor of Science degree in applied mathematics and economics from Brown University and a Juris Doctor degree from the University of Chicago Law School. He brings more than 25 years of investing and director experience in the industrials, government contracting, and other professional services industries to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•Public and private company directorship experience;
•Private equity investing experience; and
•Core business skills, including financial and strategic planning.

Age: 55 Director since 2024 Independent Committees: •Compensation (Chair) •Nominating & Governance

John Vollmer

John Vollmer is a member of the board of directors of Amentum and the former chairman and member of the board of managers of the general partner of
Amentum Joint Venture LP. Previously, Mr. Vollmer served as chief executive officer of Amentum from 2020 to 2022, as president of the AECOM Management
Services Group from 2016 to 2020, and as group and executive vice president and chief operating officer of URS Corporation Federal Services from 2009 to
2015. Additionally, he is a director on the board of directors of Yellow Ribbon
Fund Inc., a 501(c)(3) non-profit organization that supports wounded service members and their families.
Mr. Vollmer graduated from Flagler College with a degree in business economics. He brings more than 40 years of experience working with military and other federal agency clients providing IT, communications and command and control solutions globally to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•Chief executive officer and chief operating officer experience;
•Understanding of government contracting; and
•Deep understanding of our Company, its history, and culture.

Age: 67 Director since 2024 Independent

Director	Principal Occupation, Business Experience and Other Directorships Held

Connor Wentzell

Connor Wentzell is a member of the board of directors of Amentum. Mr. Wentzell currently serves as a principal of American Securities LLC, which he joined in
2014. He is a former member of the board of managers of the general partner of
Amentum Joint Venture LP. He also serves as a director of American Securities
LLC portfolio companies, including currently serving as a director of Learning
Care Group and previously serving as a director of Blue Bird Corporation
(NASDAQ: BLBD). Prior to joining American Securities LLC, Mr. Wentzell worked at Evercore Partners from 2012 to 2014.
Mr. Wentzell holds a Bachelor of Arts degree in economics from Harvard
University and a Masters of Business Administration degree from the University of Pennsylvania’s Wharton School of Business. He brings more than 10 years of private equity investing and director experience in the government services, aerospace and defense, and financial services industries to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•Private equity investing and directorship experience;
•Expertise in the aerospace & defense and financial services industries; and
•Core business skills, including financial and strategic planning.

Age: 34 Director since 2024 Independent Committee: •Nominating & Governance

The Board of Directors recommends a vote FOR each of the director nominees.

CORPORATE GOVERNANCE AND GENERAL
INFORMATION CONCERNING THE BOARD OF
DIRECTORS AND COMMITTEES
Our Board of Directors
The business and affairs of the Company are managed under the direction and supervision of the Board. The principal duty of the Board is to exercise its oversight powers in accordance with its fiduciary duties to the
Company and in a manner it reasonably believes to be in the best interests of the Company and its stockholders. Accordingly, the Board oversees the strategy, operations, and management of the Company. The
Board is responsible for guiding and supervising management, which has responsibility for the day-to-day strategy and operations of the Company. The Board's objective is to maximize stockholder value by supporting the long-term success of the Company.
The Board will generally have at least four regular meetings per year, and special meetings as necessary. It is anticipated that the Board will meet in executive session and the independent directors will meet in executive session during each regular meeting, but not less than once a year. Consistent with the Company’s Corporate
Governance Guidelines, Benjamin Dickson was appointed to serve as the Lead Independent Director, effective as of the closing of the Transaction. The Lead Independent Director’s responsibilities include presiding over executive sessions of the independent directors; presiding, if the Chair is absent, at Board meetings; and
consulting with the Chair to set meeting agendas.
The Board and its committees establish annual calendars of activities to guide the development of their agendas during the year. The Executive Chair, in consultation with the Chief Executive Officer, the Lead
Independent Director and any other executive officers as needed, and after taking into account suggestions from other members of the Board, sets the agenda for each Board meeting and distributes such agenda in advance of any meeting to each director. Directors are encouraged to raise topics that are not on a meeting agenda and to suggest topics for future agendas. Each director is provided written materials in advance of each meeting, and the Board and its committees provide feedback to, and make requests of, management at each of their meetings.
Corporate Governance Guidelines
As noted above, the Board has adopted Corporate Governance Guidelines. The Board and the Nominating and
Governance Committee are responsible for reviewing and recommending to the Board any changes to these guidelines as they deem necessary and appropriate. The Nominating and Governance Committee is responsible for overseeing the Company's corporate governance practices and profile, including, as appropriate, the legal standards and industry practices associated with such governance practices and profile.
The Corporate Governance Guidelines are available without charge on the Investor Relations portion of our website, www.amentum.com.
Codes of Conduct and Ethics
Our website also includes the Company’s Code of Business Ethics and Conduct, which is applicable to our directors and all employees, and the Company's Code of Ethics for Senior Financial Officers, which is applicable to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer,
Controller, and any other persons performing similar functions. Each such code was adopted by the Board and may be accessed without charge on the Investor Relations portion of our website, www.amentum.com. We will disclose on the Investor Relations portion of our website any amendments to the Code of Business Ethics and
Conduct or Code of Ethics for Senior Financial Officers and any waiver granted to an executive officer or director under these codes. No such waivers have been sought or granted to date. The information found on the
Company's website is not part of this proxy statement nor is it incorporated into any other filings the Company makes with the Securities and Exchange Commission (the "SEC").

Board Meetings and Attendance
Directors are expected to attend each Board meeting, each meeting of the committees on which they serve, and the Annual Meeting of Stockholders. Directors are expected to spend the necessary time preparing for and during each meeting in order to discharge their duties diligently and responsibly. Because the Board of Directors was not appointed until the closing of the Transaction at the end of the Company's 2024 fiscal year, there were no Board or committee meetings in that fiscal year.
Board Leadership Structure
Our current Board leadership structure includes an Executive Chair and a Lead Independent Director.
Consistent with the merger agreement, Steven J. Demetriou is expected to serve as the Executive Chair of the
Board of Directors for two years following the consummation of the Transaction. Our Corporate Governance
Guidelines provide for the appointment of a Lead Independent Director whenever the Chair of the Board of
Directors is not independent, as defined by the rules of the NYSE and in accordance with our director independence guidelines. Because Mr. Demetriou is an employee of Amentum and is therefore not independent in accordance with the rules of the NYSE and in accordance with our Corporate Governance Guidelines, the
Board of Directors appointed Benjamin Dickson as Lead Independent Director. Consistent with the Stockholders agreement, until the second anniversary of the consummation of the Transaction, the Lead Independent
Director will be a director that was proposed or nominated by Amentum Equityholder (and reasonably acceptable to Jacobs), while the chair of the Nominating and Governance Committee will be a director that was not proposed or nominated by Amentum Equityholder.
The Lead Independent Director presides over all meetings of independent directors at which he or she is present.
The Board believes that the role of the Executive Chair, combined with the authority given to the Lead Independent
Director, effectively represents the interests of stockholders and enables the Board to discharge appropriate levels of independence, oversight and responsibility to serve the Company. The Board intends to exercise strong, independent oversight through frequent executive sessions and wholly independent Board committees.
Succession Planning and Talent Reviews
Our Corporate Governance Guidelines establish a robust process for the succession of directors that is aimed at retaining an appropriate balance with respect to the expertise, experience and diversity on the Board. The Board will work with senior management to ensure that effective plans are also in place for management succession.
As part of this process, the CEO will review succession planning and management development with the Board and the appropriate committees on an annual basis or as otherwise appropriate. This succession planning will include the development of policies and principles for selection of the CEO, including succession in the event of an emergency and the establishment of a standing recommendation for successors. The Nominating and
Governance Committee is responsible for overseeing the CEO succession planning process.
Risk Oversight
Our Board and its committees oversee the Company’s enterprise risk management framework. In carrying out this responsibility, the Board has primary responsibility for overseeing significant business risks, including financial, operational, data and cyber security, legal and compliance, geopolitical, environmental, and reputational risks. The Board will be regularly briefed by management on risk management considerations and steps taken to monitor and mitigate these risks. One of the primary tools that will facilitate the Board’s oversight and mitigation of risk is the Company’s Enterprise Risk Management ("ERM") Program, which is designed to look holistically at risks that may cause a material, adverse impact to the Company’s operations, reputation, or value. As part of the ERM Program, our Chief Operating Officer will direct and chair an ERM steering committee, which will be comprised of members of senior management, including our Chief Financial Officer,
Chief Legal Officer, Chief Information Officer, Chief Information Security Officer, and Chief Ethics and
Compliance Officer, and will:
•Advance a culture of risk awareness on how risk is considered and proactively managed across the
Company;
•Annually review and approve the ERM framework, which includes the company’s risk categories, risk appetite, and tolerance based on the company values and business strategy. This risk framework provides the criteria and structure for how top enterprise risks are identified, prioritized and categorized;

•Establish and maintain effective risk governance and controls to effectively identify, elevate and monitor risk to company performance;
•Discuss and evaluate the Company’s risk appetite for different types of risk (including those related to strategy, reputation and brand, operations, finances, compliance with policies and laws, health and safety, culture and people); and
•Assign risk owners and sponsors to top priority risks to develop action plans to mitigate and monitor the risks.
Under the ERM framework, our Chief Operating Officer will prepare regular updates for the Board on our enterprise risks, based on established risk categories.
In addition to updates provided through the ERM Program, the Board will be regularly updated by members of management, including the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer, the Chief
Information Officer, and the Chief Information Security Officer, concerning significant risks facing the Company and processes that have been implemented to mitigate these risks, including cybersecurity risks.
The Board's committees also have specific roles concerning elements of the Company's risk management processes:
•Audit Committee: The Audit Committee will be regularly updated by the Chief Financial Officer, the Chief
Legal Officer, the Chief Ethics and Compliance Officer, the Controller, and the VP of Internal Audit, and
will assist the Board in overseeing the status of the Company's legal compliance, internal controls over financial reporting and other operational compliance areas, and significant communications from the
Company's regulators.
•Compensation Committee: The Compensation Committee is responsible for overseeing risks related to the Company's executive compensation policies and practices.
•Nominating and Governance Committee: The Nominating and Governance Committee oversees risks arising from the Company's governance processes, CEO succession, matters relating to the composition and evaluation of the Board and practices related to ESG issues.
Annual Board Performance Assessment
The Board and each of the Audit, Compensation, and Nominating and Governance committees will perform an annual self-evaluation to determine whether they are functioning effectively. The Nominating and Governance
Committee oversees the format and framework for each annual assessment, utilizes the results of this assessment process in recommending the characteristics and critical skills required of prospective candidates for election to the Board and reports annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board.
Board Independence
Our securities are listed on the NYSE and, as set forth in our Corporate Governance Guidelines, we use the standards of “independence” prescribed by New York Stock Exchange ("NYSE") listing standards. Under NYSE listing standards, a majority of a listed company’s board of directors must be comprised of independent directors. In addition, NYSE listing standards require that, subject to specified exceptions, each member of a listed company’s audit committee and compensation committee be independent and satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Exchange Act. Under NYSE listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Each member of the Board is required to complete a questionnaire designed in part to provide information to assist the Board in determining if the director is independent under the NYSE listing standards. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board has determined that the following directors are independent and have no material relationship with the Company: General Vincent K. Brooks, Benjamin Dickson, General
Ralph E. Eberhart, Alan E. Goldberg, S. Leslie Ireland, Barbara L. Loughran, Sandra E. Rowland, Christopher
M.T. Thompson, Russell Triedman, John Vollmer, and Connor Wentzell. As a result, we currently have a majority of independent directors and satisfy the applicable NYSE listing standard. The other two directors

(Steven J. Demetriou, our Executive Chair, and John Heller, our CEO) are employees of the Company and are not independent under the NYSE listing standards or our Corporate Governance Guidelines.
Selection of Nominees for Election to the Board
Subject to the requirements of the amended and restated certificate of incorporation, the amended and restated
bylaws, and the Stockholders Agreement, the Nominating and Governance Committee recommends to the
Board appropriate criteria for the selection of new directors based on the strategic needs of the Company and the Board, and periodically reviews the criteria adopted by the Board and, if deemed desirable, recommends to the Board changes to such criteria. The policy of the Board is that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the
Company’s stockholders. The Board seeks members who reflect a range of talents, experience, skills, and expertise, particularly in the areas of accounting and finance, management, leadership, business operations, risk management and corporate governance, in the Company’s industry and the markets the Company serves, sufficiently to provide sound and prudent guidance with respect to the Company’s operations and interests. The
Board believes that it is important for directors to represent diverse viewpoints and professional backgrounds and experiences and, further, that the personal backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities.
Consistent with the Stockholders Agreement, Messrs. Dickson, Goldberg, Triedman, Vollmer, and Wentzell have been designated as director nominees by Sponsor Stockholder (as defined below).
Process for Stockholders to Recommend Director Nominees
The Nominating and Governance Committee will consider the recommendations of stockholders regarding potential director candidates. All candidates are reviewed in the same manner, regardless of the source of the recommendation. Stockholders who wish to recommend individuals for consideration by the Nominating and
Governance Committee must do so by sending a written recommendation to the Committee c/o Amentum
Holdings, Inc., 4800 Westfields Boulevard, Suite 400, Chantilly, VA 20151.
The submission must set forth:
•the name and address of the stockholder on whose behalf the submission is made;
•the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the submission;
•the name and address of the proposed candidate; and
•the resume of the proposed candidate.
Nominations must be received not fewer than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. Our amended and restated bylaws also set forth the requirements for direct nomination of an individual by a stockholder for election to the Board.
Director Orientation and Continuing Education
Under the purview of the Nominating and Governance Committee, Amentum provides key orientation and continuing education opportunities for our directors. For example, prior to the closing of the Transaction, our directors participated in an orientation session that included training on key issues relating to Board service, such as fiduciary duties and compliance with SEC requirements. Amentum provides interested directors with membership in the National Association of Corporate Directors, which offers resources and professional education for directors. In addition, we have produced a directors handbook with key corporate documents and training materials. We plan to provide a program of regular continuing education opportunities for directors throughout the year.
Communications with the Board
Stockholders, or other interested third parties, who wish to contact our Board may send written correspondence, in care of the Secretary, to 4800 Westfields Boulevard, Suite 400, Chantilly, Virginia 20151. In general, any stockholder communication delivered to our Secretary for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder's instructions. However, the
Office of the Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

Board Committees
Our Board of Directors will have the following standing committees, each of which operates under a written charter that satisfies the applicable NYSE listing standards and is posted to our website: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.
Until at least the second anniversary of the consummation of the Transaction, unless the right to equal nomination to committees is waived, each of the Audit Committee, the Compensation Committee and the
Nominating and Governance Committee will have an equal number of directors proposed by Amentum
Equityholder and directors proposed by Jacobs. Currently, all the directors who are members of the Audit
Committee were proposed by Jacobs. The charter of each committee is available without charge on the Investor
Relations portion of our website, www.amentum.com.
The following chart identifies the current members and chair of each standing committee, as well as related information.

Board Member	Independent	Audit Committee	Compensation Committee	Nominating & Governance Committee
Steven J. Demetriou
John Heller
Benjamin Dickson	I		M
General Vincent K. Brooks	I	M		M
General Ralph E. Eberhart	I		M
Alan E. Goldberg	I
S. Leslie Ireland	I	M	M
Barbara L. Loughran	I	M F		C
Sandra E. Rowland	I	C F
Christopher M.T. Thompson	I
Russell Triedman	I		C	M
John Vollmer	I
Connor Wentzell	I			M
C Chair F Financial Expert I Independent M Member
The following is a brief description of our committees:
The Audit Committee
The responsibilities of our Audit Committee include, among others:
•assisting the Board of Directors in overseeing (i) the quality and integrity of our financial statements and accounting and financial reporting practices, (ii) the independence, qualifications and performance of our independent auditor and (iii) the effectiveness of our internal audit function, (iv) the performance of our internal audit function and (v) our compliance with applicable legal and regulatory requirements, including U.S. federal securities laws;
•assisting the Board by performing certain functions in connection with reports of material violations of securities laws, material breaches of fiduciary duties, and similar violations by the Company, and investigations related to such reports;
•appointing an accounting firm to serve as the independent auditor and maintaining responsibility for compensation, retention and oversight of the independent auditor;

•reviewing and discussing with management and the independent auditor our annual audited financial statements and quarterly financial statements; and
•discussing our earnings press releases, risk assessment and risk management policies.
The responsibilities of the Audit Committee are more fully described in the Audit Committee charter, which is available on the Investor Relations portion of our website, www.amentum.com.
Ms. Rowland, General Brooks, Ms. Ireland and Ms. Loughran are the members of the Audit Committee. Ms.
Rowland is the Audit Committee Chair. Each member of the Audit Committee is considered to be financially literate, and our Board of Directors has determined that Ms. Rowland and Ms. Loughran are both “audit committee financial experts” for purposes of the rules of the SEC. In addition, our Board of Directors has determined that each of the members of the Audit Committee is independent, as defined by the rules of the
NYSE and Section 10A(m)(3) of the Exchange Act.
The Compensation Committee
The responsibilities of our Compensation Committee include, among others:
•reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief
Executive Officer’s compensation, and evaluating our Chief Executive Officer’s performance in light of such goals and objectives;
•reviewing the compensation of all of our other executive officers and incentive-compensation and equity-based plans that are subject to approval by the Board of Directors;
•reviewing and approving the human resources policies relevant to the CEO and all other executive officers including, severance, change-in-control, clawbacks, and share ownership guidelines, among others; and
•reviewing the compensation of directors of the Company.
The responsibilities of the Compensation Committee are more fully described in the Compensation Committee charter, which is available on the Investor Relations portion of our website, www.amentum.com.
Mr. Triedman, Mr. Dickson, General Eberhart, and Ms. Ireland are the current members of the Compensation
Committee. Mr. Triedman is the Chair of the committee. Our Board of Directors has determined that each member of the Compensation Committee is independent, as defined by the rules of the NYSE, Rule 10C-1 under the Exchange Act and in accordance with our Corporate Governance Guidelines. The Compensation
Committee delegated its responsibilities for approval of equity grants to Section 16 directors and officers to a subcommittee composed of General Eberhart and Ms. Ireland, who qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.
The Compensation Committee has engaged Farient Advisors LLC ("Farient") through the Company. The
Compensation Committee engaged Farient to provide market assessments and recommendations on the
Company’s director compensation and assist management with compensation decisions regarding our named executive officers, including advising on our executive compensation philosophy, strategy, and framework, and other matters related to the Company’s short-term and long-term performance plans, as well as providing insight related to the Company’s compensation disclosure in the proxy statement. In addition, Farient provided other consulting services to the Company, including advising the Company in connection with the 2024 Stock
Incentive Plan. The Compensation Committee assessed the independence of Farient and concluded that
Farient's work for the Company did not raise any conflicts of interest.
The Nominating and Governance Committee
The responsibilities of our Nominating and Governance Committee include, among others:
•identifying and selecting or recommending to our Board of Directors qualified individuals to be nominated for election as directors;
•reviewing and recommending to the Board of Directors our Corporate Governance Guidelines;
•overseeing the implementation and effectiveness of our compliance and ethics programs;
•assisting the Board in carrying out its responsibilities relating to CEO succession;

•overseeing the evaluation of our Board of Directors;
•supervising the Company's ESG program; and
•annually evaluating the Nominating and Governance Committee’s performance.
Ms. Loughran, General Brooks, Mr. Triedman and Mr. Wentzell are the members of the Nominating and
Governance Committee. Ms. Loughran is the Chair of the committee. Our Board of Directors has determined that each member of the Nominating and Governance Committee is independent, as defined by the rules of the
NYSE and in accordance with our Corporate Governance Guidelines.
Director Compensation
Directors who are employed by us do not receive any additional compensation for their services as directors.
For non-employee directors, the terms of the Transaction specified that directors would initially receive the same compensation as that received by directors of Jacobs. In November 2024, following a presentation on director compensation by Farient, the Compensation Committee approved director compensation levels through the date of the next annual meeting (March 5, 2025) consistent with those paid to directors of Jacobs. Because the next annual meeting is approximately six months from the date when directors began their service (September
27, 2024), the Compensation Committee approved 50% of the Jacobs' directors compensation for the partial year period.
Director compensation includes the following:

Component	Amount through 3/5/25
Board Cash Retainer[1]	$62,500
Equity Award[2]	$95,000
Lead Independent Director Additional Retainer	$50,000
Committee Chair Additional Retainer	$12,500
1 Non-employee directors will each also receive an additional fee of $2,000 for attending each meeting of the full Board of Directors or a standing committee that is in excess of eight meetings for the fiscal year and for each meeting of a special committee that is in excess of two meetings for the fiscal year. For Messrs. Dickson, Goldberg, Triedman, and Wentzell, cash amounts will be paid to their respective employers.
2 The number of restricted stock units ("RSUs") granted were calculated by dividing the dollar value by the 20-day volume-weighted average price of Amentum common stock (from October 3, 2024 to October 30, 2024). RSUs will vest on the date of the 2025 annual meeting of stockholders. For Messrs. Dickson, Goldberg, Triedman, and Wentzell, in lieu of equity, an equivalent amount in cash will be paid to their respective employers.
The equity awards are granted in the form of restricted stock units under our Stock Incentive Plan. Generally these grants will occur following our annual meeting of stockholders. The retainer and any additional payments are generally paid in cash on a quarterly basis in arrears. The Compensation Committee intends to review director compensation following the March 5, 2025 annual meeting.
With one exception, our non-employee directors did not receive any compensation from Amentum or Legacy
Amentum in fiscal year 2024. Prior to the closing of the Transaction in fiscal year 2024, Mr. Vollmer was paid
$1,250,000 by Legacy Amentum in connection with the termination of his consulting agreement and his service as the Chair of the Board of Managers of Amentum Joint Venture GP LLC.
Director Stock Ownership Guidelines
Stock ownership guidelines for our non-employee directors who receive share-based compensation from
Amentum are in place to further align their interests to those of our stockholders. Each of these non-employee directors has five years from the date of commencement of his or her service on the Board to achieve stock ownership with a value equivalent to five times his or her annual cash retainer. In calculating a director’s ownership, fully owned common stock, restricted stock units, and deferred stock units (in addition to other types of equity awards) will be counted in satisfaction of the guidelines. For a description of the guidelines applicable to executive officers, see our CD&A beginning on page 39.

Insider Trading Policy and Policy on Hedging, Short Sales and
Speculative Transactions
The Company has an Insider Trading Policy that governs transactions in Amentum's securities by employees, officers, and directors of the Company, as well as their family members and other persons living in their households, as well as entities that covered persons control. The Insider Trading Policy also applies to transactions in another company's securities by covered persons who possess material non-public information about such company due to their service for Amentum. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to the Company.
Under the Company's Insider Trading Policy, the Company’s personnel are prohibited from directly or indirectly buying, selling or otherwise transacting in securities of the Company while in possession of material non-public information concerning the Company or its securities, except in the limited circumstances described in the policy. Additionally, the Company’s personnel are prohibited from engaging in (i) short sales of securities of the
Company, (ii) transactions in puts, calls or other derivative securities with respect to securities of the Company,
(iii) hedging transactions with respect to securities of the Company, (iv) holding securities of the Company in a margin account, (v) pledging securities of the Company as collateral for a loan, (vi) frequent trading, and (vii)
recommending that other persons transact in the Company's securities based on material non-public information ("tipping").
A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended September 27, 2024.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
The following directors serve on our Compensation Committee: Mr. Dickson, General Eberhart, Ms. Ireland, and
Mr. Triedman. No member of our Compensation Committee currently is, or has been, an officer or employee of the Company. None of our executive officers served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

SECURITY OWNERSHIP INFORMATION
Security Ownership of Directors and Executive Officers
The following table indicates information as of December 20, 2024 regarding the beneficial ownership of our common stock by each of our directors, each of the named executive officers, and all of our directors and executive officers as a group.
The percentages shown are based on 243,302,257 shares of common stock outstanding as of December 20,
2024. Common stock is entitled to one vote per share on all matters voted on by our stockholders.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Shares issuable pursuant to options are deemed to be outstanding for computing the beneficial ownership percentage of the person holding those options but are not deemed to be outstanding for computing the beneficial ownership percentage of any other person. Unless otherwise indicated in the footnotes to the following table, to our knowledge all persons listed below have sole voting and investment power with respect to the shares of our common stock beneficially owned by them, subject to applicable community property laws.

Name	Shares Beneficially Owned	Percentage of Common Stock
Directors
General Vincent K. Brooks[1]	6,966	*
Steven J. Demetriou[1,2]	678,566	*
Benjamin Dickson	0	—%
General Ralph E. Eberhart[1]	26,439	*
Alan E. Goldberg[1,3]	43,893,904	18.04%
John Heller[1]	91,794	*
S. Leslie Ireland	0	—%
Barbara L. Loughran	0	—%
Sandra E. Rowland	0	—%
Christopher M.T. Thompson[1,4]	17,447	*
Russell Triedman	0	—%
John Vollmer[1]	391,341	*
Connor Wentzell	0	—%
Other named executive officers
Stephen A. Arnette[1]	20,786	*
Travis B. Johnson[1]	0	—%
Sean Mullen[1]	0	—%

All directors and executive officers as a group (19 persons)[1]	45,418,042	18.67%
*Represents beneficial ownership of less than 1%.
1 May receive additional shares due to the Additional Merger Consideration provisions of the Transaction, as described in the Information
Statement.
2 Includes 23,550 shares held by Mr. Demetriou's spouse.
3 Please see the Security Ownership of Certain Beneficial Owners table below, including Footnote (1). Mr. Goldberg is the Managing
Member of Goldberg 2014 LLC and the Manager of Goldberg 2020 LLC. Goldberg 2014 LLC is the Active Member (and thereby, the manager) of LG GP Holding IV LLC, which is the managing member of Lindsay Goldberg GP IV LLC, which is the general partner of each of the LG Fund IV Partnerships. Goldberg 2020 LLC is the Manager of LG GP Holding V LLC, which is the managing member of Lindsay
Goldberg GP V LLC, which is the general partner of each of the LG Fund V Partnerships. Each of Lindsay Goldberg GP IV LLC and
Lindsay Goldberg GP V LLC are the general partners of LG Co-Inv. A LP. Each of the LG Fund IV Partnerships, the LG Fund V
Partnerships and LG Co-Inv. A LP are members of LG Amentum Holdings GP LLC, which is the general partner of LG Amentum Holdings
LP. Mr. Goldberg shares beneficial ownership of the Common Shares directly held by LG Amentum Holdings LP.
4 Includes 14,000 shares held by Mr. Thompson's spouse or jointly with his spouse or others.

Security Ownership of Certain Beneficial Owners
The following table sets forth information as to any person known to us to be the beneficial owner of more than
5% of our common stock as of December 20, 2024.

Name and Address	Shares Beneficially Owned	Percentage of Common Stock
Lindsay Goldberg[1] c/o Lindsay Goldberg LLC 630 Fifth Avenue, 30th Floor New York, New York 10111	43,893,904	18.04%
ASP Amentum Investco LP, a Delaware limited partnership, ASP Manager Corp., a Delaware corporation, and American Securities LLC, a Delaware limited liability company (collectively, the "American Securities Parties")[2] c/o American Securities LLC 590 Madison Avenue, 38th Floor New York, New York 10022	43,893,904	18.04%
The Vanguard Group[3] 100 Vanguard Boulevard Malvern, Pennsylvania 19355	14,013,274	9.14%[6]
Jacobs Solutions Inc. and Jacobs Engineering Group Inc.[4] 1999 Bryan Street Suite 3500 Dallas, TX 75201	18,247,663	7.50%
Blackrock, Inc.[5] 50 Hudson Yards New York, New York 10001	8,915,088	5.8%[7]
1 Lindsay Goldberg or the Lindsay Goldberg Parties, who are collectively, (i) Alan E. Goldberg, a citizen of the United States,(ii) Goldberg
2014 LLC, a Delaware limited liability company, (iii) Goldberg 2020 LLC, a Delaware limited liability company, (iv) LG GP Holding IV
LLC, a Delaware limited liability company, (v) LG GP Holding V LLC, a Delaware limited liability company, (vi) Lindsay Goldberg GP IV
LLC, a Delaware limited liability company, (vii) Lindsay Goldberg GP V LLC, a Delaware limited liability company, (viii) Lindsay Goldberg
IV L.P., a Delaware limited partnership, (ix) Lindsay Goldberg IV - A L.P., a Delaware limited partnership, (x) Lindsay Goldberg IV - PCF
L.P., a Delaware limited partnership, (xi) Lindsay Goldberg Co-Inv. IV L.P., a Delaware limited partnership, (xii) Lindsay Goldberg
Employee Co-Inv. IV L.P., a Delaware limited partnership (the limited partnerships enumerated in clauses (viii) through (xii), the "LG
Fund IV Partnerships"), (xiii) LG Co-Inv. A L.P., a Cayman Islands exempted limited partnership, (xiv) Lindsay Goldberg V L.P., a
Delaware limited partnership, (xv) Lindsay Goldberg Maverick Co-Inv. L.P., a Delaware limited partnership (the limited partnerships enumerated in clauses (xiv) and (xv), the "LG Fund V Partnerships"), (xvi) LG Amentum Holdings GP LLC, a Delaware limited liability company, and (xvii) LG Amentum Holdings LP, a Delaware limited partnership, have filed with the SEC a Schedule 13D dated December
23, 2024, which reports the beneficial ownership of 43,893,904 shares of common stock by them as of December 17, 2024. As reported in the Schedule 13D, the listed parties had sole voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 0 shares of our common stock, shared voting power with respect to 43,893,904 shares of our common stock, and shared dispositive power with respect to 43,893,904 shares of our common stock.
2 The American Securities Parties have filed with the SEC a Schedule 13D dated December 23, 2024, which reports the beneficial ownership of 43,893,904 shares of common stock by them as of December 17, 2024. As reported in the Schedule 13D, the listed parties had sole voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 0 shares of our common stock, shared voting power with respect to 43,893,904 shares of our common stock, and shared dispositive power with respect to 43,893,904 shares of our common stock.
3 The Vanguard Group has filed with the SEC a Schedule 13G/A dated November 12, 2024, which reports the beneficial ownership of
14,013,274 shares of common stock by it as of September 30, 2024. As reported in the Schedule 13G/A, The Vanguard Group had sole voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 13,470,314 shares of our common stock, shared voting power with respect to 119,435 shares of our common stock, and shared dispositive power with respect to 542,960 shares of our common stock.
4 Jacobs Solutions Inc. and Jacobs Engineering Group Inc. ("JSI & JEG") have filed with the SEC a Schedule 13G dated November 12,
2024, which reports the beneficial ownership of 18,247,663 shares of common stock by them as of September 30, 2024. As reported in the
Schedule 13G, JSI & JEG had sole voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 0 shares of our common stock, shared voting power with respect to 0 shares of our common stock, and shared dispositive power with respect to 18,247,663 shares of our common stock. As reported in the Schedule 13G, JSI & JEG disclaim beneficial ownership of approximately 4.5% of our common stock that was placed in escrow on September 27, 2024, to be released and delivered in the future to
Jacobs Solutions Inc. and its shareholders or to the Lindsay Goldberg Parties and the American Securities Parties, depending on the achievement of certain fiscal year 2024 operating profit targets by the legacy Critical Mission Solutions business and portions of the
Divergent Solutions business.

5 Blackrock, Inc. has filed with the SEC a Schedule 13G dated November 12, 2024, which reports the beneficial ownership of shares of common stock by it as of September 30, 2024. As reported in the Schedule 13G, Blackrock, Inc. had sole voting power with respect to
8,110,320 shares of our common stock, sole dispositive power with respect to 8,915,088 shares of our common stock, shared voting power with respect to 0 shares of our common stock, and shared dispositive power with respect to 0 shares of our common stock.
6 As reported by The Vanguard Group. Based on 243,302,257 shares of common stock outstanding as of December 20, 2024, our calculations reflect ownership of 5.76% of outstanding common stock.
7 As reported by Blackrock, Inc. Based on 243,302,257 shares of common stock outstanding as of December 20, 2024, our calculations reflect ownership of 3.66% of outstanding common stock.

CERTAIN RELATIONSHIPS AND RELATED PERSON
TRANSACTIONS
Policies and Procedures for Related Person Transactions
We adopted a written related person transactions policy pursuant to which related persons, namely our executive officers, directors, and principal stockholders, and their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with us in which the amount involved exceeds $120,000, without the consent of our Audit Committee. Any request for us to enter into or materially modify or amend certain such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our
Secretary any such proposed related person transaction, who is required to provide notice of such proposed related person transaction to the Audit Committee. In approving or rejecting the proposed transaction, the Audit
Committee will determine whether, under all of the facts and circumstances, the transaction is consistent with the best interests of the Company and its stockholders. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the related person in connection with the approval of the related person transaction. Under the policy, if we should discover related person transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or modification of the transaction.
Related Person Transactions
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers pursuant to which we have agreed to indemnify such individuals against certain liabilities arising out of their service as a director or officer of the Company and its subsidiaries. The indemnification agreements provide our directors and executive officers with contractual rights to the indemnification and expense advancement rights provided under our bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreements.
Management Consulting Agreement
On January 31, 2020, in connection with the purchase of the Management Services business of AECOM by
Amentum Equityholder and the formation of Legacy Amentum as the parent holding company of the acquired business, Legacy Amentum, through its wholly owned subsidiaries, entered into a management consulting agreement (the “management consulting agreement”) with American Securities LLC and Goldberg Lindsay &
Co. LLC, pursuant to which American Securities LLC and Goldberg Lindsay & Co. LLC would provide certain management and advisory services to Legacy Amentum. In accordance with the terms of the management consulting agreement, Legacy Amentum was required to pay an annual management fee to American Securities
LLC and Goldberg Lindsay & Co. LLC and reimburse certain expenses incurred by them in connection with performing their respective services, and American Securities LLC and Goldberg Lindsay & Co. LLC could charge a fee for services rendered in connection with certain transactions consummated by Legacy Amentum.
Fees that become payable under the management consulting agreement were shared ratably by American
Securities LLC and Goldberg Lindsay & Co. LLC based on the equity interests in Legacy Amentum owned by their respective affiliates at the time of payment. The management consulting agreement also included customary indemnification provisions in favor of American Securities LLC and Goldberg Lindsay & Co. LLC. The
management consulting agreement terminated pursuant to its terms upon consummation of the Transaction.
Stockholders Agreement
In connection with the Transaction, Amentum has entered into a stockholders agreement with Amentum
Equityholder (the “Stockholders Agreement”). The Stockholders Agreement contains provisions related to the composition of our Board of Directors, the committees of our Board of Directors, certain registration rights, and our corporate governance. The following is a summary of the material provisions of the Stockholders
Agreement. This summary is qualified in its entirety by the Stockholders Agreement, the form of which is included as Exhibit 10.6 to the Annual Report.

Director Nominations
Under the Stockholders Agreement, Amentum Equityholder and certain parties to the Stockholders Agreement
(individually or collectively “Sponsor Stockholder”) are entitled to designate a certain number of nominees that the Board of Directors shall nominate at each annual stockholder election of the Board of Directors. The number of nominees depends on how many shares of our issued and outstanding common stock Sponsor Stockholder beneficially owns in the aggregate. Specifically, assuming a Board of Directors size of 13 directors: For so long as Sponsor Stockholder beneficially owns, in the aggregate, at least 25.1% of our issued and outstanding shares of common stock, Sponsor Stockholder will be entitled to designate five director nominees; for so long as Sponsor Stockholder beneficially owns, in the aggregate, less than 25.1% but at least 15% of our issued and outstanding shares of common stock, Sponsor Stockholder will be entitled to designate three director nominees;
for so long as Sponsor Stockholder beneficially owns, in the aggregate, less than 15% but at least 5% of our issued and outstanding shares of common stock, Sponsor Stockholder will be entitled to designate one director nominee. If the Board of Directors consists of a number of directors other than 13, then the number of individuals Sponsor Stockholder is entitled to nominate, if any, will be adjusted to be 5/12ths of the number of directors constituting the Board of Directors of Amentum at any time Sponsor Stockholder beneficially owns at least 25.1% of our issued and outstanding shares of common stock, 1/4th of the number of directors constituting the Board of Directors of Amentum at any time Sponsor Stockholder beneficially owns at least 15% but less than 25.1% of our issued and outstanding shares of common stock, or 1/12th of the number of directors constituting the Board of Directors of Amentum at any time Sponsor Stockholder beneficially owns at least 5%
but less than 15% of our issued and outstanding shares of common stock, in each case, rounded down to the nearest whole number, provided that, prior to the date on which the Sponsor Stockholder no longer owns at least 5% of our issued and outstanding shares of common stock (the “Fallaway Date”), if rounding down would otherwise result in Sponsor Stockholder being entitled to designate a total of zero director nominees on the
Board of Directors of Amentum, such adjustment will instead be rounded up to one director nominee. For the absence of doubt, in no event will Sponsor Stockholder be entitled to designate more than 5/12ths of the number of directors on the Board of Directors of Amentum. From and after the Fallaway Date, Sponsor
Stockholder will no longer be entitled to nominate any individuals to the Board of Directors of Amentum. So long as Sponsor Stockholder holds at least 25.1% of our issued and outstanding shares of common stock, two of
Sponsor Stockholder’s designees must qualify as independent under both the NYSE listing standards and applicable rules promulgated under the Exchange Act, and with respect to such Sponsor Stockholder’s designees’ current or contemplated service on the Audit Committee or Compensation Committee, such director must qualify under any applicable heightened requirements to qualify as an “independent director” under the
NYSE listing standards and applicable rules promulgated under the Exchange Act for purposes of serving as a member of such committee or committees. For the avoidance of doubt, after the Standstill Termination (as defined below), for so long as Sponsor Stockholder beneficially owns any of our issued and outstanding common stock, Sponsor Stockholder may still nominate candidates for election to the Board of Directors pursuant to the advance notice procedures and requirements applicable to all Amentum stockholders as stated
in our amended and restated bylaws.
Consistent with the Stockholders Agreement, Messrs. Dickson, Goldberg, Triedman, Vollmer, and Wentzell have been designed as director nominees by Sponsor Stockholder.
Corporate Opportunities and Indemnification
Our amended and restated certificate of incorporation and the Stockholders Agreement renounce any interest or expectancy in specified business opportunities or specified classes or categories of business opportunities, such that a director or officer of our company who also serves as a director, officer, employee, equityholder or partner of Sponsor Stockholder or its affiliates may pursue certain business opportunities of which they become aware, unless such opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of Amentum. We will provide indemnification and advance the expenses of each
Sponsor Stockholder, each sponsor and each of their respective affiliates, and each of the foregoing’s respective officers, directors, employees, equityholders and partners, and each Amentum director designated by
Sponsor Stockholder for election to the Board of Directors for any claim arising from their actions as Amentum stockholders or controlling persons.
Consent Rights of Sponsor Stockholder
Under the Stockholders Agreement and subject to our amended and restated certificate of incorporation, our amended and restated bylaws, and applicable law, prior to the third anniversary of the effective date of the merger, neither we nor any of our subsidiaries may, without the prior written consent of Sponsor Stockholder, amend our amended and restated certificate of incorporation or amended and restated bylaws to provide our stockholders with proxy access rights.
Transfer Restrictions
Under the Stockholders Agreement, until the first anniversary of the effective date of the Stockholders Agreement, the Sponsor Stockholder may not transfer any of our issued and outstanding common stock owned by Sponsor
Stockholder (collectively, and subject to customary exceptions, the “registrable securities”), except to any equityholder of Sponsor Stockholder who is a current or former member of management of Amentum or any of its subsidiaries, to certain affiliates of Sponsor Stockholder in connection with the disposal by Sponsor Stockholder of substantially all registrable securities, or to any person in a transaction approved by a majority of our Board of
Directors (including at least one director proposed by Jacobs) (such restrictions, the “Transfer Restrictions”).
Standstill
Sponsor Stockholder is subject to certain customary standstill restrictions, including certain restrictions on, among other things, acquiring our common stock, engaging in solicitations of our stockholders, and nominating candidates for election to the Board of Directors (except as otherwise provided above), until the earlier of (a) the date Sponsor Stockholder is no longer entitled to designate an individual for election to the Board of Directors and (b) the occurrence of certain change of control events involving Amentum (such earlier time, the “Standstill
Termination”); provided that notwithstanding the general Standstill Termination, the standstill restriction on acquiring or seeking to acquire additional issued and outstanding shares of our common stock or other voting securities of Amentum will terminate on the day after the second anniversary of the closing date of the
Transaction ("Closing Date").
Registration Rights
The Stockholders Agreement will provide Sponsor Stockholder with certain registration rights.
Shelf Registration Rights
Upon the request of Sponsor Stockholder from time to time, we are required to use reasonable best efforts to file a shelf registration statement (which shall be on Form S-3 if we are then eligible) at our expense with respect to the registrable securities, and Sponsor Stockholder will be entitled to request a prospectus supplement or an amendment to such shelf registration statement with respect thereto. We will be required to use reasonable best efforts to keep such shelf registration statement continuously effective under the Securities
Act until the earlier of (i) the date as of which there are no longer any registrable securities and (ii) such shorter period as Sponsor Stockholder may agree in writing. These shelf registration rights are subject to specified conditions and limitations.
Demand Registration Rights
At any time after the expiration of the Transfer Restrictions if a shelf registration statement is not available,
Sponsor Stockholder will have the right to demand that we file up to three registration statements on Form S-3
(or on any other appropriate form under the Securities Act if we are not eligible to file a registration statement on
Form S-3) within a 365-day period. These registration rights are subject to specified conditions and limitations, including limitations on the number of shares included in any such registration under specified circumstances.
Upon such a request, we will be required to file such registration statement within 45 days in the case of a registration statement on Form S-3 or 60 days in the case of a registration statement on Form S-1 and use reasonable best efforts to effect the registration within 60 days after such filing.
Underwritten Offering
After the expiration of the Transfer Restrictions, Sponsor Stockholder will have the right to specify that the sale of some or all of the registrable securities subject to such shelf registration statement or demand registration statement is to be conducted through an underwritten offering, and shall have the right to select (with our consent) the managing underwriters to administer such underwritten offering. These rights are subject to specified conditions and limitations.

Piggyback Registration Rights
At any time after the expiration of the Transfer Restrictions, if we propose to register any shares of our common stock under the Securities Act either for our own account or for the account of any other person, then Sponsor
Stockholder will be entitled to notice of the registration and will be entitled to include their registrable securities
(or a portion thereof) in such registration. These piggyback registration rights are subject to specified conditions and limitations, including the right of the underwriters, if any, to limit the number of shares of issued and outstanding common stock included in any such registration under specified circumstances.
Expenses and Indemnification
We will pay all reasonably incurred, out-of-pocket registration and filing fees, printing costs and fees and expenses of our and each Sponsor Stockholder’s legal counsel, accountants and certain expenses of underwriters, except as otherwise provided in the Stockholders Agreement. The Stockholders Agreement will include customary indemnification provisions with respect to Sponsor Stockholder’s registration rights, including indemnification of Sponsor Stockholder and its equityholders, by us for certain losses, claims, damages, liabilities, actions or proceedings and expenses in respect thereof.
Information Rights
The Stockholders Agreement sets forth certain information rights granted to Sponsor Stockholder.
Jacobs Agreements
In connection with the Transaction, Amentum and Jacobs entered into a Merger Agreement and Separation and
Distribution Agreement.  Amentum and Jacobs also entered into a Transition Services Agreement, Project
Services Agreement, Employee Matters Agreement, Tax Matters Agreement, and Registration Rights Agreement
that provide a framework for Amentum’s relationship with Jacobs following the consummation of the Transaction.
Merger Agreement
On September 27, 2024, Amentum became a public company through the consummation of the spin-off of
Jacobs’ CMS Business and merger with Legacy Amentum in a tax efficient Reverse Morris Trust transaction.
This Transaction was consummated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”)
among Jacobs, Amazon Holdco Inc., Legacy Amentum and Amentum Equityholder. The Merger Agreement
contains provisions relating to pre-closing contribution matters, the merger itself, the closing of the Transaction and the effective time thereof, the merger consideration, the distribution of the merger consideration, the post-
closing board of directors and officers of Amentum, the lack of shareholder approval required for the
Transaction, customary representations and warranties made by each of the parties thereto, customary interim operating covenants, tax matters, SEC filings, regulatory matters, regulatory approvals, non-solicitation of competing proposals, employee non-solicitation, financing matters, certain locked box arrangements, various other covenants and agreements, conditions to the merger, termination of the Merger Agreement, fees and expenses, specific performance, and amendments to the Merger Agreement. The terms of the Merger
Agreement are more fully described in the Information Statement.
Merger Agreement Amendment
The parties to the Merger Agreement entered into an amendment to the Merger Agreement on August 26, 2024.
Pursuant to the Merger Amendment, the parties agreed to use their respective best efforts to close the transactions on September 27, 2024, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement. The Merger Amendment best efforts obligation included targeted deadlines for progressing certain matters that were necessary for the closing of the transactions. Pursuant to the Merger
Amendment, the parties further agreed on the operating profit achieved by the CMS Business in the first and second fiscal quarters of fiscal year 2024, which will be taken into account for full fiscal year 2024 operating profit of the CMS Business for the purposes of calculating the additional merger consideration.
Separation and Distribution Agreement
The separation and distribution agreement provided for the separation of Jacobs’ CMS Business from Jacobs’
other businesses. Among other things, the separation and distribution agreement identified those assets of
Jacobs related to the CMS Business that were transferred to, and those liabilities of Jacobs related to the CMS

Business that were assumed by, Amentum, and describes when and how these transfers and assumptions occurred. The separation and distribution agreement also included the procedures by which Jacobs and
Amentum became separate and independent companies. The matters addressed by the separation and distribution agreement include, but are not limited to:
•Transfer of CMS assets
•Transfer of excluded assets
•Assumption of CMS liabilities
•Excluded liabilities
•Intellectual properties
•Consideration for the transfer of assets
•Intercompany accounts and intercompany agreements
•Conditions to the distribution
•Shared contracts
•Access to information
•Guarantees
•Release of claims and indemnification
•Amentum leakage amount
•Insurance; and
•Term and termination
The terms of the separation and distribution agreement are more fully described in the Information Statement.
Transition Services Agreement
We entered into a transition services agreement with Jacobs (the “transition services agreement”) pursuant to which the Company and Jacobs and their respective affiliates provide each other, on an interim, transitional basis, various corporate or operational services. Upon its request, the party receiving each transition service is provided with reasonable information that supports the charges for such transition service by the party providing the service.
The services generally terminate no later than 24 months following the consummation of the Transaction. The receiving party may terminate any services by giving prior written notice to the provider of such services and paying any applicable early termination costs.
Subject to certain exceptions, the liabilities of each party providing services under the transition services agreement are generally limited to the aggregate charges actually paid to such party by the other party as of the time of the act or omission giving rise to such liability pursuant to the transition services agreement. The transition services agreement also provides that the provider of a service is not liable to the recipient of such service for any special, indirect, incidental, consequential, punitive, exemplary or similar damages.  This summary is qualified in its entirety by the transition services agreement, which is included as Exhibit 10.2 to the
Annual Report.
Project Services Agreement
We entered into a project services agreement with Jacobs (the “project services agreement”) to facilitate (i)
continued collaboration between the CMS Business and Jacobs’ businesses other than the CMS Business (the
“Jacobs Business”) for joint services to customers following the separation and distribution and (ii) transfer of benefits and burdens of any contracts that are CMS Business assets that are unable to be transferred to the
Company or our applicable affiliates, and transfer of benefits and burdens of any contracts that are Jacobs
Business assets held within the Amentum group that are unable to be transferred to Jacobs or its applicable affiliates. The project services agreement provides a general framework for the foregoing arrangements, with details for ongoing joint service arrangements to be provided in work orders. The pricing for joint service arrangements is set forth in each applicable work order.

The term of the project services agreement extends as long as any work order or contract subject to the project services agreement is ongoing, subject to certain early termination rights under limited circumstances without any early termination fee.
Subject to certain exceptions, the liabilities of each party providing services under the project services agreement are generally limited to (i) in respect of each work order, the aggregate charges actually paid to such party by the other party, and (ii) in respect of all obligations under the project services agreement, the aggregate charges actually paid to such party by the other party, in each case as of the time of the act or omission giving rise to such liability pursuant to the project services agreement. The project services agreement also provides that the provider of a service is not liable to the recipient of such service for any special, indirect, incidental, consequential, punitive, exemplary or similar damages.  This summary is qualified in its entirety by the project services agreement, which is included as Exhibit 10.3 to the Annual Report.
Employee Matters Agreement
We entered into an employee matters agreement with Jacobs that governs, among other things, the allocation of liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and related matters (the “employee matters agreement”). In general, subject to certain specified exceptions, the employee matters agreement provides that we assume or retain, as applicable, all liabilities with respect to each of our employees and former employees of the CMS Business, while Jacobs assumes or retains all liabilities with respect to its employees and former employees of the Jacobs Business.
Under the employee matters agreement, we have agreed to provide each of our employees, for one year following the consummation of the Transaction, with (i) no less favorable salaries, wage rates and short-term incentive opportunities, (ii) substantially comparable employee benefits in the aggregate (excluding long-term or equity-based incentive compensation, retention payments and non-recurring compensation payments and any defined benefit pension plans), and (iii) severance benefits that are no less favorable than the greater of (A)
those provided by Jacobs and (B) those provided by Amentum.
The employee matters agreement provides that Jacobs retains liabilities with respect to its U.S. tax-qualified defined benefit pension plans, unless otherwise required by law, and we will establish a tax-qualified defined benefit pension plan for the benefit of our employees in the United Kingdom who participated in an analogous
Jacobs plan prior to the consummation of the Transaction. In addition, the employee matters agreement sets forth the allocation of assets and liabilities with respect to our employees in Jacobs’ non-qualified deferred compensation plans, including that we will establish a non-qualified deferred compensation plan that is substantially similar to Jacobs’ Executive Deferral Plan, which will assume all liabilities with respect to current and former Amentum employees under Jacobs’ Executive Deferral Plan. This summary is qualified in its entirety by the employee matters agreement, which is included as Exhibit 10.19 to the Annual Report.
Tax Matters Agreement
We entered into a tax matters agreement with Jacobs and Amentum Equityholder that governs the parties’
respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the retention of records, the control of audits and other tax proceedings and other matters regarding taxes, including cooperation and information sharing with respect to tax matters (the
“tax matters agreement”). This summary is qualified in its entirety by the tax matters agreement, which is included as Exhibit 10.4 to the Annual Report.
Allocation of Taxes
In general, under the tax matters agreement, Jacobs is responsible for consolidated, combined or unitary federal, state and foreign income tax liabilities, we are responsible for income tax liabilities reportable on a separate tax return of Amentum and/or its subsidiaries (other than certain foreign taxes), and Jacobs and Amentum are responsible for non-income taxes attributable to their respective lines of business. Jacobs and Amentum are each responsible for 50% of any Transaction Transfer Taxes (as defined in the tax matters agreement). None of the parties’ obligations under the tax matters agreement are limited in amount or subject to a cap.
Indemnification Obligations
The tax matters agreement generally provides for indemnification obligations between Amentum, on the one hand, and Jacobs, on the other hand. In particular, we must indemnify Jacobs for (i) all taxes for which we are responsible as described above under “Allocation of Taxes” and (ii) all taxes and certain costs and expenses incurred in connection with such taxes resulting from the loss of the tax-free status (which means “Tax-Free
Status” as defined in the tax matters agreement) of any of the transactions (other than the merger) where such loss of the tax-free status is caused by (1) any act or failure to act by Amentum (after the merger), any member of the Amentum group (after the merger), Amentum’s subsidiaries, Amentum Equityholder or any of their respective affiliates, (2) any breach by Amentum or Amentum Equityholder of any of their representations or covenants under the separation and distribution agreement, the merger agreement, the tax matters agreement or any other transaction document or the Tax Materials (as defined in the tax matters agreement), (3) the acquisition following the merger of our stock, stock of certain of our subsidiaries, or the assets of the Amentum group, (4) any negotiations, understandings, agreements or arrangements by Amentum or any member of the
Amentum group (after the merger), Amentum Equityholder or any of their respective affiliates that cause any of the Distributions (as defined in the tax matters agreement) to be treated as part of a Plan (as defined in the tax matters agreement) pursuant to which one or more persons acquire a 50% or greater interest (measured by vote or value) in the stock of Amentum or certain subsidiaries of Amentum, or (5) the amendment of the certificates of incorporation (or other organizational documents) or any other act by Amentum or any member of the Amentum group (after the merger), Amentum Equityholder or any of their respective affiliates affecting the voting rights of any stock or stock rights of Amentum or such Amentum subsidiaries, except in each case to the extent the relevant transactions did not qualify for tax-free status at the time they were taken solely as a result of facts and circumstances pertaining to Jacobs existing as of immediately after the merger. For the avoidance of doubt, Amentum will be subject to the foregoing indemnification obligations if the loss of the tax-free status of any of the transactions other than the merger is caused by the loss of tax-free status of the merger.
In addition, Jacobs must indemnify Amentum for (i) all taxes for which Jacobs is responsible as described above under “Allocation of Taxes” and (ii) all taxes and certain costs and expenses incurred in connection with such taxes resulting from the loss of the tax-free status of any of the transactions (other than the merger) where such loss of the tax-free status is caused by (1) any act or failure to act by Jacobs or any of its subsidiaries, (2) any breach by Jacobs of any of its representations or covenants under the separation and distribution agreement, the merger agreement, the tax matters agreement or any other transaction document or the Tax Materials (as defined in the tax matters agreement), (3) the acquisition following the merger of Jacobs stock or the assets of
Jacobs or any of its subsidiaries, or (4) any negotiations, understandings, agreements or arrangements by
Jacobs or any of its subsidiaries that cause any of the Distributions (as defined in the tax matters agreement) to be treated as part of a Plan (as defined in the tax matters agreement) pursuant to which one or more persons acquire a 50% or greater interest (measured by vote or value) in the stock of Jacobs. For the avoidance of doubt, Jacobs will be subject to the foregoing indemnification obligations if the loss of the tax-free status of any of the transactions other than the merger is caused by the loss of tax-free status of the merger. If the transactions fail to qualify for tax-free status, and the taxes resulting from such failure are indemnified or borne by Jacobs, Amentum will be required to pay Jacobs all or a portion of the value of certain tax savings resulting from certain tax basis increases.
Preservation of the Intended Tax Treatment of Certain Aspects of the Transactions
Jacobs, Amentum and Amentum Equityholder intended for the contribution and certain related transactions in the internal reorganization to qualify as generally tax-free to Jacobs under Sections 355 and 368(a)(1)(D) of the
Code. Jacobs, Amentum and Amentum Equityholder intended for the distribution and any clean-up distribution also to qualify as generally tax-free to Jacobs’ shareholders under Section 355 of the Code (except with respect to the receipt of cash in lieu of fractional shares of Amentum common stock). Jacobs, Amentum and Amentum
Equityholder intended for the merger to qualify as tax-free to Amentum and Amentum Equityholder under
Section 368(a) of the Code.
In connection with the Transaction, Jacobs received the distribution tax opinions, a merger tax opinion and the
IRS ruling, and Amentum received a merger tax opinion. In connection with the foregoing opinions and the IRS ruling, Amentum, Jacobs, and Amentum Equityholder, as applicable, have made and will make certain representations regarding the past and future conduct of their respective businesses and certain other matters.
Amentum and Amentum Equityholder also agreed to certain covenants that contain restrictions intended to preserve the intended tax treatment of the transactions. Amentum or Amentum Equityholder, as applicable, may take certain actions prohibited by these covenants only if Amentum or Amentum Equityholder, as applicable, requests that Jacobs obtain a private letter ruling from the IRS satisfactory to Jacobs in its sole and absolute discretion or provides Jacobs with an unqualified tax opinion satisfactory to Jacobs in its sole and absolute discretion, in each case, to the effect that such action would not jeopardize the intended tax treatment of the transactions, unless Jacobs waives such requirement.

During the time period ending two years after the date of the distribution these covenants include specific restrictions providing that:
•Amentum will continue the active conduct of the CMS Business’s trade or business and the trade or business of certain CMS Business subsidiaries;
•Amentum will not voluntarily dissolve or liquidate or permit certain CMS Business subsidiaries to voluntarily dissolve or liquidate;
•Amentum will not enter into, and will not permit certain CMS Business subsidiaries to enter into, any transaction or series of transactions (or any agreement, understanding, or arrangement) as a result of which one or more persons would acquire (directly or indirectly) stock comprising 50% or more of the vote or value of Amentum (taking into account the stock acquired pursuant to the merger) or such CMS
Business subsidiaries;
•Amentum will not engage in, or permit certain CMS Business subsidiaries to engage in, certain mergers or consolidations;
•Amentum will not, and will not permit certain CMS Business subsidiaries to, sell, transfer or otherwise dispose of (i) 30% or more of the gross assets of the CMS Business, certain CMS Business subsidiaries, or (ii) the active trade or business of the CMS Business or certain CMS Business subsidiaries, subject to certain exceptions;
•Amentum will not, and will not permit certain CMS Business subsidiaries to, redeem or repurchase stock or rights to acquire stock;
•Amentum will not, and will not permit certain CMS Business subsidiaries to, permit any shareholder of
Amentum or of such CMS Business subsidiaries to become a “controlling shareholder” within the meaning of Treasury Regulations Section 1.355-7;
•Amentum will not, and will not permit certain CMS Business subsidiaries to, amend their certificates of incorporation (or other organizational documents) or take any other action affecting the voting rights of any stock or stock rights of Amentum or such CMS Business subsidiaries;
•Amentum will not, and will not permit certain CMS Business subsidiaries to, take any other action that would, when combined with any other direct or indirect changes in ownership of Amentum stock
(including pursuant to the merger), have the effect of causing one or more persons to acquire stock representing 50% or more of the vote or value of Amentum, or otherwise jeopardize the tax-free status of the transactions;
•Amentum Equityholder will not, and will not permit its direct owners or its affiliates to, directly or indirectly acquire any stock of Amentum and certain CMS Business subsidiaries; and
•Amentum Equityholder will not, and will not permit its direct owners or its affiliates to, permit Amentum or certain CMS Business subsidiaries to enter into any transaction or series of transactions (or any agreement, understanding, or arrangement) as a result of which one or more persons would acquire
(directly or indirectly) stock comprising 50% or more of the vote or value of Amentum (taking into account the stock acquired pursuant to the merger) or such CMS Business subsidiaries, subject to certain exceptions.
As discussed above, Amentum generally agreed to indemnify Jacobs and its affiliates against any and all tax-
related liabilities incurred by them relating to the contribution and distribution, the merger and certain other related transactions to the extent caused by any of the actions prohibited under the tax-related covenants described above. This indemnification applies even if Jacobs has permitted Amentum or Amentum Equityholder, as applicable, to take an action that would otherwise have been prohibited under the tax-related covenants described above.
Registration Rights Agreement
We entered into a registration rights agreement with Jacobs (the “registration rights agreement”) the terms of which are outlined in the summary that follows.  This summary is qualified in its entirety by the registration rights agreement, which is included as Exhibit 10.5 to the Annual Report.

Voting of Retained Shares
Jacobs agreed to vote any shares of Amentum common stock that it retains in proportion to the votes cast by
Amentum’s other shareholders and granted Amentum a proxy to vote Jacobs’ shares of Amentum common stock in such proportion.
Registration Rights
The registration rights agreement provides Jacobs with certain registration rights.
Shelf Registration Rights
Upon the request of Jacobs from time to time, we are required to use reasonable best efforts to file a shelf registration statement (which shall be on Form S-3 if we are then eligible) at our expense with respect to the registrable securities, and Jacobs is entitled to request a prospectus supplement or an amendment to such shelf registration statement with respect thereto. We are required to use reasonable best efforts to keep such shelf registration statement continuously effective under the Securities Act until the earlier of (i) the date as of which there are no longer any registrable securities and (ii) such shorter period as Jacobs may agree in writing. These shelf registration rights are subject to specified conditions and limitations.
Demand Registration Rights
If a shelf registration statement is not available, Jacobs has the right to demand that we file up to three registration statements on Form S-3 (or on any other appropriate form under the Securities Act if Amentum is not eligible to file a registration statement on Form S-3) within a 365-day period. These registration rights are subject to specified conditions and limitations, including limitations on the number of shares included in any such registration under specified circumstances. Upon such a request, we are required to file such registration statement within 45 days in the case of a registration statement on Form S-3 or 60 days in the case of a registration statement on Form S-1 and use reasonable best efforts to effect the registration within 60 days after such filing.
Underwritten Offering
Jacobs has the right to specify that the sale of some or all of the registrable securities subject to such shelf registration statement or demand registration statement is to be conducted through an underwritten offering and has the right to select (with Amentum’s consent) the managing underwriters to administer such underwritten offering. These rights are subject to specified conditions and limitations.
Piggyback Registration Rights
If we propose to register any shares of our common stock under the Securities Act either for our own account or for the account of any other person, then Jacobs is entitled to notice of the registration and is entitled to include their registrable securities (or a portion thereof) in such registration. These piggyback registration rights are subject to specified conditions and limitations, including the right of the underwriters, if any, to limit the number of shares of issued and outstanding common stock included in any such registration under specified circumstances.
Expenses and Indemnification
We will pay all reasonably incurred, out-of-pocket registration and filing fees, printing costs and fees and expenses of our and Jacobs’ legal counsel, accountants and certain expenses of underwriters, except as otherwise provided in the registration rights agreement. The registration rights agreement includes customary indemnification provisions with respect to Jacobs’ registration rights, including indemnification of Jacobs and its stockholders, by us for certain losses, claims, damages, liabilities, actions or proceedings and expenses in respect thereof.
Information Rights
The registration rights agreement sets forth certain information rights granted to Jacobs.

COMPENSATION DISCUSSION AND ANALYSIS
Overview and Background
The Compensation Discussion and Analysis ("CD&A"), accompanied by the compensation tables and related disclosures, describes our executive compensation philosophy and programs. We became a publicly traded company in connection with the Transaction. Prior to the Transaction, which closed on September 27, 2024, compensation arrangements for Legacy Amentum executives, including Messrs. Heller, Johnson and Mullen, were determined by Amentum Equityholder in accordance with its policies for Amentum. Compensation arrangements for legacy Jacobs' executives, including Messrs. Demetriou and Arnette, were determined by
Jacobs in accordance with its compensation policies and arrangements.
In connection with the Transaction, a compensation committee (the “Compensation Committee”) was created to govern our executive compensation programs. Since September 27, 2024, the Compensation Committee has
been responsible for determining and approving compensation programs and policies for Amentum's executive officers. In such capacity, our Compensation Committee:
•established a compensation philosophy and strategy for Amentum;
•established key Amentum human resources policies and practices;
•established a new publicly traded peer group to represent our new position in the market;
•set target pay levels for Amentum’s leadership team for fiscal year 2025;
•established fiscal year 2025 Executive Compensation Annual Incentive and Long-Term Incentive programs;
•decided to issue “launch grants” to select executives in fiscal year 2025 to ensure our leaders have a meaningful stake in the equity of Amentum and are aligned with shareholder interests; and
•reviewed, established, and amended, as needed, policies pertaining to our executive pay programs, including the Severance Plan for Key Employees, stock ownership guidelines, and compensation recovery provisions to reflect standard market practice.
Our senior leadership team brings together industry leading experts from Amentum and Jacobs who are uniquely positioned to deliver exceptional value to our customers. The following executives were our named executive officers (or “NEOs”) for fiscal year 2024:

Steven J. Demetriou	John Heller	Stephen A. Arnette	Travis B. Johnson	Sean Mullen
Executive Chairman	Chief Executive Officer	Chief Operating Officer	Chief Financial Officer	Chief Growth Officer
Company Performance and Highlights
Strong Performance and a Landmark Merger
Fiscal year 2024 was culminated with our landmark, multi-billion-dollar merger between Amentum and Jacobs’
Critical Mission Solutions and Cyber and Intelligence units. This transformative combination has created a larger, more diversified company poised to tackle the most complex global challenges. Here are a few financial highlights for fiscal year 2024:1
•GAAP Revenues grew 7% year-over-year to $8.4 billion
•GAAP Net Loss of $82 million

•Pro Forma Revenues grew 4%, year-over-year, to $13.9 billion
•Pro Forma Net Income of $32 million
•Pro Forma Adjusted EBITDA grew 7%, year-over-year, to $1,052 million
•Pro Forma Adjusted EBITDA Margin grew 20 basis points, year-over-year, to 7.6%
1 This proxy statement includes the presentation and discussion of pro forma financial information that incorporates the results of CMS prepared in accordance with the requirements of Article 11 of Regulation S-X. The proxy statement also includes the presentation and discussion of Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin, which are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Management believes that these non-GAAP measures provide another measure of Amentum’s results of operations and financial condition, including its ability to comply with financial covenants. See Unaudited Non-GAAP Financial Measures in Appendix A for more information and a reconciliation of our selected reported results to these non-GAAP measures.
Key contract wins included:
•U.S. Department of Energy (DOE) Hanford Integrated Tank Disposition Contract (HITDC) – The U.S
DOE awarded HITDC, a ten-year $45 billion single-award indefinite delivery indefinite quantity contract, to Hanford Tank Waste Operations & Closure, LLC, a joint venture partnership which includes Amentum that will bring the most advanced environmental capabilities to safely clean up the Hanford Site near
Richland, Washington.
•U.S. Naval Sea Systems Command (NAVSEA) Lifecycle and Engineering Solutions – The NAVSEA
International Fleet Support Program Office awarded Amentum a five-year $592 million contract to deliver life-cycle support, system upgrades, systems integration support, training, and other technical solutions to eligible allied international naval forces.
•U.K. Ministry of Defence (MOD) Hypersonic Technologies and Capability Development Framework
(HTCDF) – Amentum secured a position across all lots on the HTCDF framework, which is valued at up to
$1.25 Billion (£1 billion) over seven years, and was established to accelerate development of a sovereign
UK Hypersonic Capability, while bolstering AUKUS collaboration with Australia and the United States.
•Commercial Awards – Amentum was awarded contracts valued at over $1 billion in fiscal year 2024 to support a variety of Fortune 500 customers in critical areas including: advanced product research and development; design, deployment and optimization of 5G networks, critical infrastructure management, and development of clean energy solutions.
Pay versus Performance Highlights
•Prior awards of equity in Amentum Equityholder vested upon the closing of the Transaction
•Certain Jacobs equity converted into Amentum equity upon the closing of the Transaction
•Senior executives received new Amentum equity following the closing of the Transaction as part of their annual compensation to align management with Amentum performance and incentivize the creation of shareholder value
•The Legacy Amentum 2024 Short-term Incentive Plan Company payout equaled 106% of target
Compensation Philosophy
We are dedicated to empowering our employees to drive innovation and deliver advanced engineering and technology solutions that address critical challenges in science, security, and sustainability, while contributing to a secure and vibrant future. Our leadership drives this vision. Our compensation practices are designed to be competitive, provide rewards and incentives for individual and Company performance, and reward outstanding contributions that promote the Company’s vision, mission, and values.
The main objectives of our executive compensation program are:
•Attract and retain key executives with the leadership skills and industry expertise to manage a complex, global business
•Motivate executives to perform with individual excellence while focused on exceptional team and company performance
•Pay for performance, linking rewards to the achievement of strategic and financial goals that are focused on long term value creation for shareholders

The markets in which we operate are highly competitive, with a limited talent pool for executives who can navigate the complex and demanding global landscape in which we operate, particularly at the executive leadership level. As a result, we will continue to proactively assess our executive compensation program to ensure it remains competitive in our unique set of market conditions.
Key Executive Compensation Practices
To ensure strong corporate governance, our compensation program incorporates the following key practices:

WHAT WE DO	WHAT WE DON'T DO
✓Require our executives and directors to satisfy meaningful stock ownership requirements	✓No offer of excessive executive perks and benefits
✓Annually assess our peer group for benchmarking executive compensation levels and practices	✓No single trigger change in control
✓Regularly review our executive talent, performance, deployments, and succession plans	✓No hedging or pledging of Amentum securities
✓Align executive pay with short- and long-term performance	✓No defined benefit pension plan for named executive officers
✓Regularly evaluate policies and programs to test their market competitiveness, ensure consistency to organizational objectives, and alignment with standards of good governance	✓No speculative trading of Amentum stock
✓Limit excessive compensation for executives by setting compensation caps and restricting excessive perks and non-monetary benefits
✓Engage with an independent compensation consultant performing no work for Amentum other than that for Amentum's Compensation Committee
Roles in Determining Executive Compensation
Various groups within Amentum are involved in the decision-making process for executive compensation. These groups include the Compensation Committee of the Board, the Board, the Chief Executive Officer, and the
Independent Compensation Consultant reporting to the Compensation Committee. The roles and responsibilities are outlined below:

Groups Involved in Determining Executive Compensation	Roles
Compensation Committee
•Develop, amend, and approve executive compensation programs to remain consistent with our values and philosophy, support the recruitment and retention of executive talent, and help achieve business objectives
•Determine and approve the appropriate level of compensation for all executive officers
•Determine and approve short- and long-term incentive plan design and performance targets for all executive officers
•Evaluate our CEO's performance
•Select the independent compensation consultant and determine the scope of the consultant’s engagement

Board of Directors	•Appoint executive officers
Chief Executive Officer	•Evaluate performance for the executive officers, other than himself, and make compensation recommendations to the Compensation Committee
Independent Compensation Consultant
•Provide expert input on market trends and broader developments in executive compensation, as well as assess the extent to which the Company's compensation programs, policies, and practices align with the Company’s business and talent strategies, and investor expectations
•Analyze the prevailing executive compensation structure and plan designs, and help the Compensation Committee assess the appropriateness of our compensation program in the context of aligning executive officer interests with those of our strategy and our shareholder interests

Use of an Independent Compensation Consultant
Early in fiscal year 2024, Amentum retained Willis Towers Watson as its compensation consultant. As the combined company prepared for its public offering, the Company undertook a Request for Proposal (RFP)
process to identify an independent consultant. As a result of this process, the Compensation Committee retained Farient to provide input and advice to the Compensation Committee. For fiscal year 2025 compensation decisions, Farient advised the Compensation Committee on executive pay levels, pay policies, program design (including incentive plan structure, measures, and goals) and investor considerations.
The Committee will meet regularly with the independent Compensation Consultant. The independent compensation consultant participates in Compensation Committee meetings throughout the year, reviews
Compensation Committee materials in advance of each meeting, and consults with the Compensation
Committee Chair in serving the Compensation Committee. In 2024, Farient did not provide any consulting advice or services to management.
Amentum’s Compensation Peer Group
Compensation for key executives is evaluated relative to the compensation for similar roles at peer companies.
The Compensation Committee has reviewed the peer group and will do so at least annually to test for relevance in terms of company size, industry, and business model, and will make adjustments, as needed. The peer group is used by the Compensation Committee as a reference point in determining pay for executives within a range deemed competitive in the market.
The Compensation Committee does not target specific pay positioning levels against the market to determine pay. Rather, the Compensation Committee considers a holistic set of factors in making in its pay decisions.
In setting fiscal year 2024 executive compensation, Willis Towers Watson assisted in our evaluation of companies that are similar in size, industry, and operations, as described below:
•Company size: Organizations with median revenue, EBITDA, and number of employees approximating those for Amentum, and with flexibility outside of this range to accommodate organizations that are a good match from a business perspective.
•Industry: Government services organizations in advanced engineering technology solutions as well as other comparable organizations that our Investor Relations department tracks and/or that benchmark to our Company.
In setting fiscal year 2025 executive compensation, Farient assisted in our evaluation. In addition to analyzing the above factors, Farient analyzed the business models and government contracting business mix of our current peers and other companies who were prospective peers. Given this analysis, Farient recommended and the Compensation Committee adopted an amended peer group for fiscal year 2025, as shown below.

Fiscal Year 2024 Peer Group	Fiscal Year 2025 Peer Group
AECOM (ACM)	AECOM (ACM)
CACI INTERNATIONAL, INC (CACI)	BOOZ ALLEN HAMILTON (BAH)
DXC TECHNOLOGY (DXC)	CACI INTERNATIONAL, INC (CACI)
HUNTINGTON INGALLS INDUSTRIES (HII)	DXC TECHNOLOGY (DXC)
KBR, INC (KBR)	FLUOR (FLR)
L3HARRIS TECHNOLOGIES, INC (LHX)	HUNTINGTON INGALLS INDUSTRIES (HII)
LEIDOS HOLDINGS, INC (LDOS)	JACOBS (J)
MAXIMUS, INC (MMS)	KBR, INC (KBR)
PARSONS CORPORATION (PSN)	L3HARRIS TECHNOLOGIES, INC (LHX)
SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (SAIC)	LEIDOS HOLDINGS, INC (LDOS)
TEXTRON, INC (TXT)	MAXIMUS, INC (MMS)
PARSONS CORPORATION (PSN)
SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (SAIC)
TEXTRON, INC (TXT)
V2X (VVX)
Compensation Elements
For fiscal year 2024, Amentum Equityholder approved fiscal year 2024 target compensation levels and programs for the Legacy Amentum named executive officers, Messrs. Heller, Johnson, and Mullen, and administered the programs accordingly. Similarly, for fiscal year 2024, the Human Resource and Compensation
Committee of Jacobs established fiscal year 2024 target compensation levels and programs for the legacy
Jacobs named executive officers, Messrs. Demetriou and Arnette, and administered the programs accordingly.
Amentum's Compensation Committee reviewed and approved payouts of short-term incentive awards to our named executive officers.
The key components of the respective Amentum and Jacobs executive compensation programs and the administration of those programs in fiscal year 2024 pertaining to Amentum’s NEOs are described below:
Covered Executives

Legacy Amentum for Fiscal Year 2024	Legacy Jacobs for Fiscal Year 2024
John Heller	Steven J. Demetriou
Travis B. Johnson	Steve A. Arnette
Sean Mullen
Direct Compensation Elements

Legacy Amentum for Fiscal Year 2024	Legacy Jacobs for Fiscal Year 2024
Base salary	Base salary
Short-Term Incentive Plan (STIP)	Leadership Performance Plan (LPP)
Long-term Equity Incentives	Long-term Equity Incentives
FY2024 Base Salaries

Legacy Amentum for Fiscal Year 2024		Legacy Jacobs for Fiscal Year 2024
Name	Salary	Name	Salary
John Heller	$1,200,000	Steven J. Demetriou	$1,250,000
Travis B. Johnson	$580,000	Stephen A. Arnette[1]	$750,000
Sean Mullen	$450,039
1 Mr. Arnette's salary was $600,000 for FY24 in his prior role. Upon becoming Amentum’s COO at closing, his salary increased to $750,000.

FY2024 Short-Term Incentive (STI)

Legacy Amentum for Fiscal Year 2024		Legacy Jacobs for Fiscal Year 2024
Name	STIP Target (% of Salary)	Name	LPP Target (% of Salary)
John Heller	130%	Steven J. Demetriou	100%
Travis B. Johnson	100%	Stephen A. Arnette	100%
Sean Mullen	75%
FY2024 STI Design

Legacy Amentum for Fiscal Year 2024	Legacy Jacobs for Fiscal Year 2024
Awards were at risk and tied to the achievement of pre-set financial and operational goals.	Awards were at risk and tied to the achievement of pre-set financial and operational goals.
Legacy Amentum used STI Adjusted EBITDA,
weighted 75%, and Days Sales Outstanding (DSO),
weighted 25%, as its performance measures to reflect
the cash flow and operating profit priorities of the
business and the elements of performance that
executives could most directly impact, as follows:
•See Appendix A to this proxy statement for a
reconciliation of STI Adjusted EBITDA to the most
directly comparable financial measure calculated
and presented in accordance with GAAP
•Payouts were adjusted for performance between
discrete points
The bonus opportunity was split equally between Jacobs and CMS objectives for Mr. Demetriou and was based solely on CMS objectives for Mr. Arnette.
In addition to financial performance measures, the award may also be adjusted for individual achievement of performance goals that include specific financial and non-financial objectives.
Jacobs and CMS used Operating Profit, weighted 60%,
Average Gross Profit Remaining Performance
Obligation/ Backlog (RPO) Growth, weighted 15%, DSO,
weighted 10%, EBITDA Margin, weighted 10%, and
GHG Emissions from Business Travel, weighted 5%.

FY2024 STI Results

Legacy Amentum for Fiscal Year 2024	Legacy Jacobs for Fiscal Year 2024
Fiscal year 2024 goals and results yielded a payout of 106% of target payout based on STI Adjusted EBITDA of $640M and DSO of 65.0 days as shown below:	For fiscal year 2024, Mr. Demetriou earned 104.4% of his target award and Mr. Arnette earned 85.2% of his target award, with the resulting payouts shown below:

	STI Adjusted EBITDA ($MM)	DSO (Days)	Payout	Name	Fiscal Year 2024 Annual Cash Incentive Target	Annual Cash Incentive Payout	Annual Cash Incentive Paid
Weighting	75%	25%		Steven J. Demetriou	$1,250,000	104%	$1,306,422
Maximum	$755	51.2	200%	Stephen A. Arnette	$600,000	85%	$511,203
Target	$629	64.0	100%
Threshold	$566	70.4	75%

For fiscal year 2024, the Compensation Committee
determined that Mr. Heller would receive an award
commensurate with company financial performance,
Mr. Johnson would receive an upward adjustment to
150% of target, and Mr. Mullen would receive an
upward adjustment to 125% of target to reflect
significant integration and Transaction contributions.
Resulting awards by individual NEO are shown below:

(Please refer to the Jacobs FY2024 Proxy filed on
December 16, 2024 with the Securities and Exchange
Commission (the “Jacobs 2024 Proxy”) for more
details on the Jacobs plan components and
achievement of the applicable goals.)

Name	Fiscal Year 2024 Annual Cash Incentive Target	Annual Cash Incentive Payout	Annual Cash Incentive Paid
John Heller	$1,495,178	106%	$1,586,384
Travis B. Johnson	$572,521	150%	$858,781
Sean Mullen	$332,849	125%	$416,061

FY2024 Equity

Legacy Amentum for Fiscal Year 2024	Legacy Jacobs for Fiscal Year 2024
Equity compensation was not a component of fiscal
year 2024 compensation for Messrs. Heller, Johnson
and Mullen because Legacy Amentum did not grant
additional equity awards in fiscal year 2024. A more
complete explanation of Amentum’s equity program
prior to its public offering is described in the Section
titled, “Long-Term Equity Incentives before Fiscal Year
2024."

•Messrs. Demetriou and Arnette were granted equity
in FY2024 under the Jacobs Stock Incentive Plan.
Mr. Demetriou was granted 100% RSUs which
vested on September 18, 2024 in recognition of his
Executive Chair role. Mr. Arnette was granted 60%
PSUs and 40% RSUs, vesting over 4 years in equal
annual installments, consistent with other Jacobs
executives.
•The target value of these grants is shown in the
table below:

Name	Fiscal Year 2024 Annual Target Performance-Based RSU Grant	Fiscal Year 2024 Annual Target Time- Based RSU Grant
Steven J. Demetriou	$—	$2,750,001
Stephen A. Arnette	$900,090	$599,923

(Please refer to the Jacobs 2024 Proxy for more details on the Jacobs Equity Plan and grants to Messrs. Demetriou and Arnette.)
Long-Term Equity Incentives before Fiscal Year 2024
Prior to fiscal year 2024, Messrs. Heller, Johnson and Mullen were awarded Time-Vested Class B units in
Amentum Equityholder. The Time-Vested Class B units vested 20% a year over five years. No new Legacy
Amentum equity awards were granted in 2024.
In connection with the completion of the Transaction on September 27, 2024, the unvested Legacy Amentum
Time-Vested Class B units were vested, and Mr. Heller subsequently received 7,157 Amentum shares in a distribution from Amentum Equityholder. Messrs. Johnson and Mullen did not receive Amentum shares in the distribution.
Conversion of Jacobs Equity into Amentum Equity
Messrs. Demetriou and Arnette received equity during fiscal year 2024 under the Jacobs 2023 Stock Incentive
Plan (the “Jacobs Equity Plan”). For fiscal year 2024, Mr. Demetriou’s grant consisted of 100% RSUs vesting on
September 18, 2024. These Jacobs RSUs were converted to Amentum RSUs with the same vesting terms effective September 27, 2024, in accordance with the Employee Matters Agreement pursuant to the Transaction
(the “Employee Matters Agreement”). For the outstanding in-cycle Performance Stock Units (“PSUs”) granted to
Messrs. Demetriou and Arnette in November 2022 and vesting in November 2025, 67.7% of the grant value was paid out at the actual performance achievement results achieved through the closing of the Transaction, and the remaining 33.3% of the grant was converted into Amentum RSUs, with vesting in November 2025. Similarly, for the outstanding in-cycle PSUs granted to Mr. Arnette in November 2023 and vesting in November 2026, 33.3%
of the grant value was paid out at the actual performance achievement results achieved through the closing of the Transaction, and the remaining 67.7% of the grant value was converted into Amentum RSUs, with vesting in
November 2026. The target annual equity mix for Mr. Arnette was 60% aligned to performance-based RSUs that vest based on the achievement of adjusted EPS and ROIC over a three year period and 40% aligned to time-
based RSUs that vest in equal annual installments over four years.
The Jacobs equity awards held by Messrs. Demetriou and Arnette that were converted into Amentum RSUs in connection with the Transaction are subject to acceleration of vesting pursuant to the terms of the Jacobs Equity
Plan under which such awards were granted. The shares subject to such awards will vest in full in the event that
(i) the executive officer's employment terminates due to death or disability, or (ii) the executive officer's employment is terminated by Amentum without Cause or the executive resigns for Good Reason (each as defined in the applicable Jacobs stock incentive plan) within two years following a change in control of Amentum.
The target values of the annual grants by Jacobs to our named executive officers of performance-based and time-based RSUs in fiscal year 2024 are presented in the table below.

Name	FY24 Annual Target Performance-Based RSU Grant	FY24 Annual Target Time-Based RSU Grant
John Heller	$—	$—
Steven J. Demetriou	$—	$2,750,001
Stephen A. Arnette	$900,090	$599,923
Travis B. Johnson	$—	$—
Sean Mullen	$—	$—
One-Time Awards
2024 Integration and Retention Award
On September 4, 2024, Legacy Amentum approved an integration and retention cash award of $2,500,000 to
Mr. Mullen, vesting in four tranches in accordance with the schedule below:
•$500,000 30 days after the close of the Transaction
•$500,000 on the one-year anniversary of the Transaction
•$750,000 on the two-year anniversary of the Transaction
•$750,000 on the three-year anniversary of the Transaction
2025 One-Time Grant
The Compensation Committee approved a one-time grant to Mr. Mullen of 9,298 RSUs valued at $200,000 based on a share price of $21.51 with a vesting commencement date of December 17, 2024. The award will fully vest on December 17, 2025.
The company decided to make these awards in recognition of Mr. Mullen’s overall value to Legacy Amentum, including his significant past strategic contributions, his leadership in the Transaction, and his expected impact on the company's growth going forward. The company set the award amounts at a level that it believed would provide a strong retention incentive and be meaningful to Mr. Mullen throughout the vesting period.
Fiscal Year 2025 Compensation
Fiscal Year 2025 Pay Levels
For fiscal year 2025, the Compensation Committee holistically considered Amentum’s total direct compensation levels and program design. In determining executive pay levels, the Committee took into consideration the public company responsibilities of Amentum’s executives, peer pay levels for benchmarked roles, the company’s desire to pay within a competitive range, and individual performance. In doing so, the Committee considered input from Farient as well as feedback from the CEO for those reporting directly to him. The Committee approved fiscal year 2025 compensation for our named executive officers, as shown in the table below.

Name	FY25 Base Salary	FY25 STIP (as % of Base)	FY25 STIP Target	FY25 Annual Target Performance-Based RSU Grant	FY25 Annual Target Time- Based RSU Grant	FY25 Total Target Compensation
John Heller	$1,225,000	140%	$1,715,000	$3,275,000	$3,275,000	$9,490,000
Steven J. Demetriou	$1,250,000	100%	$1,250,000	$—	$2,500,000	$5,000,000
Stephen A. Arnette	$750,000	100%	$750,000	$1,050,000	$1,050,000	$3,600,000
Travis B. Johnson	$650,000	100%	$650,000	$1,000,000	$1,000,000	$3,300,000
Sean Mullen	$473,000	75%	$354,750	$400,000	$400,000	$1,627,750
Fiscal Year 2025 Short-Term Incentive Plan (STIP)
Amentum’s annual incentive plan is designed to encourage superior performance and accountability by tying awards to the achievement of pre-established goals that will drive value creation in Amentum. Amentum’s fiscal year 2025 STIP will reinforce Amentum’s commitment to profitable growth, effective cash management, and the reduction of debt leverage. Our fiscal year 2025 performance measures are weighted as follows:

	Adjusted EBITDA	DSO	Net Debt Reduction
Weighting	65%	20%	15%
Our goals for each measure have been set in accordance with the financial commitments we have made publicly.
Awards for executives will be tied primarily to the area over which the executives have the most accountability and control. All executive participants will be linked to some extent to Amentum’s overall performance to encourage collaboration across business groups and alignment with shareholder interests.
Fiscal Year 2025 Long-Term Incentive Program
Amentum’s Long-Term Incentive program is designed to align executives with the long-term interests of shareholders, motivate sustained superior performance, and encourage retention.
For fiscal year 2025, as a new public company, Amentum’s Compensation Committee established a new long-
term incentive plan, consisting of the following vehicles and vesting periods applicable to senior executives:

Form of 2024 Equity Grants	Weight	Performance and Vesting Periods
PSUs	50%	3-year performance period
RSUs	50%	3-year ratable vesting
2025-2027 Performance Share Units
Amentum’s 2025-2027 Performance Share Units are contingent upon meeting 3-year Cumulative Free Cash
Flow and 3-year Cumulative Adjusted EBITDA goals, each weighted equally. The PSUs vest after 3 years, based equally on 3-year cumulative Free Cash Flow and 3-year cumulative Adjusted EBITDA.

	3-Year Cumulative Adjusted EBITDA	3-Year Cumulative Free Cash Flow
Weighting	50%	50%
Goals for the fiscal year 2025-2027 performance cycle have been set in accordance with the financial commitments we have made publicly.
Equity awards will earn dividend equivalents, subject to the same vesting and other terms and conditions as the underlying shares to which they apply.
Fiscal Year 2025 Equity “Launch Grants”
In addition to our regular long-term incentive compensation grants, following the completion of the Transaction, the Committee determined that Amentum should make one-time “launch grants” in the form of RSUs to select
Amentum leaders, primarily at the executive level. Consistent with Amentum’s compensation philosophy, the purpose of these grants was to reinforce an ownership mentality, retain critical leadership in Amentum’s business, strengthen the holding power of unvested equity grants, and facilitate executives’ ability to meet their new ownership guidelines. In determining launch grant award levels, the Committee considered the executive’s position, his/her normal annual equity grant value, with no award greater than one times the annual award, and the holding power of previously granted awards, as represented by each executive’s unvested awards that the executive previously received.
Launch grants were made on November 6, 2024. These grants will vest 50% on the 18-month anniversary of the grant and 50% on the third anniversary of the grant. The target launch grant values for our NEOs are as follows:

NEO	Launch Grant Value
John Heller	$1,000,000
Steven J. Demetriou	$—
Stephen A. Arnette	$750,000
Travis B. Johnson	$750,000
Sean Mullen	$500,000

Benefits and Perquisites
Our executives were eligible to participate in a full complement of benefits during fiscal year 2024. Legacy
Amentum NEOs generally participated in the same benefit plans offered to U.S. employees of Legacy Amentum and legacy Jacobs NEOs generally participated in the same benefit plans offered to U.S. employees of Jacobs.
During fiscal year 2024, our named executive officers were eligible to receive limited perquisites, including for
Legacy Amentum NEOs up to $15,000 for, e.g., financial counseling and estate planning. We believe that our executive benefit and perquisite programs are reasonable and necessary to provide for the well-being of our executives.
401(k) Plans
We provide retirement benefits to our executives, including our named executive officers, to help them build financial security for retirement, while allowing them to direct the investment of their retirement savings as they choose. During fiscal year 2024, Legacy Amentum NEOs were eligible to participate in the Amentum 401(k)
Retirement Plan with a maximum matching contribution of $.50 of every dollar contributed up to the first 6% of eligible pay (maximum matching contribution of 3%). Legacy Jacobs NEOs were eligible to participate in the
Jacobs 401(k) plan and in fiscal year 2024, Jacobs provided a match equal to $0.75 of every dollar contributed up to the first 6% of eligible pay (currently up to a 4.5% maximum match). Neither Legacy Amentum nor Jacobs maintained a defined benefit pension plan that covered the NEOs during fiscal year 2024.
Deferred Compensation Plans
Amentum NEOs were eligible to participate in the Amentum Executive Deferred Compensation Plan (although no Legacy Amentum NEOs elected to participate in the plan), and legacy Jacobs NEOs were eligible to participate in the Jacobs Executive Deferral Plan. Under these plans, NEOs could defer a portion of compensation that will be paid at a later date, including upon retirement or death. Such deferrals are credited with earnings and losses based upon the actual performance of the deemed investments selected by participants. For legacy Jacobs NEOs, equity compensation deferrals are generally credited with earnings and losses based on the actual performance of Jacobs’ common stock.
Employment Agreements
Mr. Mullen’s offer letter agreement with Legacy Amentum provides that if Mr. Mullen is terminated without cause, he is entitled to one year of severance plus applicable bonus payment in accordance with the bonus plan then in effect. In addition, Amentum entered into employment agreements effective as of the closing of the
Transaction with each of Messrs. Heller, Demetriou, Arnette and Johnson. Each employment agreement sets forth the applicable executive’s current position and provides for an annual base salary, a target annual performance bonus as a percentage of annual base salary, the reimbursement of business expenses, eligibility to participate in our long-term incentive compensation plans and any employee benefit plan maintained by us for the benefit of its employees generally and severance benefits, as described in more detail below. The terms of the agreements are similar, except to the extent indicated below.
Each employment agreement includes the executive’s annual base salary, and target annual bonus as a percentage of annual base salary. In addition, Mr. Demetriou’s agreement includes the following provisions: Mr.
Demetriou is employed as our Executive Chair with compensation for two years following September 27, 2024
(the “Initial Term”) that includes an annual base salary of $1,250,000 and a target annual bonus equal to 100%
of his annual base salary with the same performance conditions applicable to the annual bonus payable to our
Chief Executive Officer (the “Annual Bonus”). If Mr. Demetriou remains employed through the Initial Term, he will be entitled to payment of the full earned Annual Bonus for fiscal year 2026 regardless of whether he remains employed through the applicable payment date. Mr. Demetriou is eligible to participate in our long-term incentive compensation plans with a target annual long-term incentive award equal to $2,500,000 per year. Each long-
term incentive award granted to Mr. Demetriou during the Initial Term will vest no later than the first anniversary of the date of grant, subject solely to continued service through the applicable vesting date(s). If Mr. Demetriou remains employed through the Initial Term, he will be entitled to vest in the full long-term incentive award granted for fiscal year 2026 regardless of whether he remains employed through the first anniversary of the date of grant (or any earlier vesting date(s)) of such award. Following the Initial Term, if Mr. Demetriou continues in the role of Executive Chair, compensation will then be determined by the Compensation Committee.

Severance
Severance upon Termination for Cause or without Good Reason
In the event that we terminate the executive for “Cause” or if the executive elects to terminate employment with us without “Good Reason,” both as defined in each employment agreement, or, for Mr. Demetriou, in each case, during the Initial Term, or Mr. Demetriou’s employment is terminated for any reason on or following the Initial
Term, the executive is entitled to receive accrued and unpaid base salary and any annual bonus for any previously completed bonus period that has been earned but remains unpaid, as well as unreimbursed business expenses properly incurred by the Executive through the date of termination (the “Accrued Rights”).
Severance upon Termination without Cause or for Good Reason
For Messrs. Heller, Johnson and Arnette, each employment agreement provides for a subset or all of the following payments in the event that the Company terminates the executive’s employment without “Cause” or, in the case of all the Employment Agreements for the Executives, if the Executive resigns for “Good Reason,”
subject to the executive’s execution of an effective release of claims:
•the Accrued Rights;
•severance equal to the following for each executive, each payable in equal installments through the date that is 18 months after the date of the executive’s termination of employment (the “Severance Period”):
–For Messrs. Demetriou and Arnette, 1.5 times the sum of the annual base salary and target annual bonus; and
–For Messrs. Heller and Johnson, 1.5 times the sum of the annual base salary and the average bonus paid to the Executive for the three fiscal years (or such lesser number of fiscal years that the executive was employed by us) prior to the year in which the executive’s termination occurs;
•a prorated annual bonus for the fiscal year in which the termination occurs, based on actual performance (the “Pro-Rata Bonus”);
•if the executive elects continued coverage under COBRA, a lump sum cash payment in an amount sufficient to cover the executive’s medical and dental insurance premiums during the Severance Period;
•monthly cash payments (including reimbursement for taxes) to permit the Executive to purchase life insurance coverage at the same benefit level and cost as provided to our active senior management employees during the Severance Period;
•a lump sum cash payment in an amount sufficient to cover the annual premium for the continued receipt of financial planning services during the Severance Period;
•reasonable outplacement services during the Severance Period; and
•in the case of Mr. Demetriou, any unvested long-term incentive award granted to him during the Initial
Term will immediately vest and settle as of such date of termination, and in the case of Mr. Arnette, if he is terminated prior to the first anniversary of the Closing Date without Cause or resigns for Good
Reason, his unvested long-term incentive awards will immediately vest to the extent they would have vested if he had incurred a termination of employment under the terms of Jacobs’ Executive Severance
Plan (taking into account any applicable pro ration and other terms and conditions), as in effect on the
Closing Date, and, to the extent so vested, settle as of such date of termination.
Severance upon Death or Disability
If an executive’s employment terminates as a result of the executive’s death or disability, the executive or the executive’s estate, as the case may be, will be entitled to receive the Accrued Rights and the Pro-Rata Bonus.
In the case of Mr. Demetriou, any unvested long-term incentive award granted to him during the Initial Term will immediately vest and settle as of such date of termination due to death or disability. In the case of Mr. Arnette, if the termination occurs prior to the first anniversary of the Closing Date, any unvested long-term incentive awards held by Mr. Arnette as of the date of such termination will immediately vest to the extent they would have vested if he had incurred a termination of employment under the terms of Jacobs’ Executive Severance
Plan (taking into account any applicable pro ration and other terms and conditions), as in effect on the Closing
Date, and, to the extent so vested, settle as of such date of termination.

Amentum Severance Plan for Key Employees
Amentum's "Severance Plan for Key Employees" (the "Severance Plan"), which was effective as of November
6, 2024, is intended to be a top-hat welfare benefit plan under ERISA. The primary purpose of the Severance
Plan is to provide assurances of specified benefits to certain executives of the Company, including the
Company’s named executive officers, in the event of certain terminations of employment as described in the
Severance Plan.
The Compensation Committee serves as the administrator of the Severance Plan and selects those executive officers and other employees of the Company and its affiliates who will be eligible to participate in the
Severance Plan (referred to as “Eligible Executives”).
Eligible Executives are entitled to certain benefits under the Severance Plan if the Eligible Executive experiences an “Involuntary Termination” or an Involuntary Termination during the “Change in Control Period” as such terms are defined under the Severance Plan. An Involuntary Termination occurs either when the Eligible
Executive terminates his or her employment with the Company and its affiliates for “Good Reason” or the
Eligible Executive is terminated for a reason other than “Cause,” the Eligible Executive’s death or Disability, in each case, as such terms are defined under the Severance Plan. An Involuntary Termination during the
“Change in Control Period” is generally defined to be an Involuntary Termination occurring between three months prior to and 24 months following a “Change in Control” as such terms are defined in the Severance
Plan. No Eligible Executive is entitled to severance benefits under the Severance Plan unless the executive enters into a release agreement with the Company within the time period following his or her termination specified in the Severance Plan.
If an Eligible Executive experiences an Involuntary Termination and executes a release, the Eligible Executive is entitled to the following benefits under the Severance Plan:
•Payments. The Eligible Executive will be paid the following amounts in a single lump sum on or before the 70th day after the Eligible Executive’s Involuntary Termination:
–The sum of the Eligible Executive’s “Annual Base Salary” and “Average Annual Bonus,” as such terms are defined in the Severance Plan multiplied by the “Severance Multiplier” (which is 1.5 for the chief financial officer and the chief operating officer and 1 for all other participants
(provided that the severance multiplier is not applicable to the executive chair or the chief executive officer));
–An amount in cash equal to the Eligible Executive’s “Target Annual Bonus” multiplied by the
“Proration Factor,” as such terms are defined in the Severance Plan; and
–During the “Severance Period" (as described below), if the Eligible Executive elects under
COBRA, to continue medical and dental coverage at the same benefit levels as provided to active executive officers, (a) a lump sum cash payment in an amount sufficient to cover the total amount of the monthly medical and dental insurance premiums payable by the Eligible
Executive for continued benefits coverage pursuant to COBRA immediately prior to such
Eligible Executive’s Involuntary Termination; (b) a monthly cash payment grossed up for taxes to permit the Eligible Executive to purchase life insurance coverage at the same benefit level as currently provided to active executive officers and at the same cost to the Eligible Executive as is generally provided to active executive officers; and (c) a lump cash payment to permit the
Eligible Executive to receive continued financial planning services at the same benefit level as currently provided to active executive officers. The Severance Plan provides that the Severance
Period is 18 months for the chief financial officer and the chief operating officer and 12 months for all other participants (provided that the severance period is not applicable to the executive chair or the chief executive officer).
•Outplacement Services. The Company will reimburse an Eligible Executive for reasonable outplacement services to be provided by a service provider selected by the Company during the
Severance Period.
If an Eligible Executive experiences an Involuntary Termination during the Change in Control Period and executes a release, the Eligible Executive is entitled to the following benefits under the Severance Plan:
•Payments. The Eligible Executive will be paid the following amounts in a single lump sum on or before the 70th day after the Eligible Executive’s Involuntary Termination:

–The sum of the Eligible Executive’s “Annual Base Salary” and “Average Annual Bonus,” as such terms are defined in the Severance Plan multiplied by the “CIC Severance Multiplier” (which is
2 for the executive chair and the chief executive officer, 1.5 for the chief financial officer and the chief operating officer and 1 for all other participants);
–An amount in cash equal to the Eligible Executive’s “Target Annual Bonus” multiplied by the
“Proration Factor,” as such terms are defined in the Severance Plan;
–During the “CIC Severance Period" (as described below), if the Eligible Executive elects under
COBRA, to continue medical and dental coverage at the same benefit levels as provided to active executive officers, (a) a lump sum cash payment in an amount sufficient to cover the total amount of the monthly medical and dental insurance premiums payable by the Eligible
Executive for continued benefits coverage pursuant to COBRA immediately prior to such
Eligible Executive’s Involuntary Termination; (b) a monthly cash payment grossed up for taxes to permit the Eligible Executive to purchase life insurance coverage at the same benefit level as currently provided to active executive officers and at the same cost to the Eligible Executive as is generally provided to active executive officers; and (c) a lump cash payment to permit the
Eligible Executive to receive continued financial planning services at the same benefit level as currently provided to active Executive Officers. The Severance Plan provides that the CIC
Severance Period is 24 months for the executive chair and the chief executive officer, 18 months for the chief financial officer and the chief operating officer and 12 months for all other participants; and
–The Eligible Executive’s equity awards that remain unvested as of the date of the Eligible
Executive’s Involuntary Termination will accelerate in full and, to the extent applicable, become immediately exercisable, with any outstanding performance-based vesting conditions deemed achieved at the level of on target performance.
•Outplacement Services. The Company will reimburse an Eligible Executive for reasonable outplacement services to be provided by a service provider selected by the Company during the CIC
Severance Period.
The Severance Plan does not provide for a gross-up payment to the Eligible Executive in the event that the
Eligible Executive is subject to an excise tax under Section 4999(a) of the Internal Revenue Code of 1986, as
amended (the “Code”). The payments or benefits will be reduced by the amount required to avoid the excise tax, if such reduction would give the Eligible Executive a better after-tax result than if the Eligible Executive received the full payments and benefits and paid the excise tax. The Severance Plan contains provisions for adjustment to the timing of payments to minimize accelerated or additional tax pursuant to Section 409A of the
Code. Claims for benefits under the Severance Plan are governed by the Severance Plan’s claims procedure. If an Eligible Executive is a party to an agreement with the Company or its affiliates that provides benefits upon an
Involuntary Termination or a Change in Control (or a similar phrase), the Eligible Executive will be entitled to receive either the aggregate payments and benefits pursuant to the Severance Plan or such agreement(s), whichever is greater, but not both.

Restrictive Covenants
The employment agreements include non-competition, non-solicitation of employees and customer restrictions, non-disclosure of confidential information and other customary restrictive covenants.
Term
During the Initial Term, Mr. Demetriou’s employment may not be terminated other than by us for Cause or as a result of his death or disability. Such employment with the Company is “at will” following the Initial Term if Mr.
Demetriou continues in his role as our Executive Chair.
The initial term of the employment of each of Messrs. Heller, Johnson and Arnette is two years from the Closing
Date, which term will automatically renew for subsequent one-year terms unless either party provides notice of non-renewal at least 60 days prior to the end of the then-current term. Employment with us is “at will” and, subject to certain provisions of the employment agreements, employment may be terminated by us or the applicable executive at any time and for any reason, with or without prior notice.
Executive Stock Ownership Guidelines
Equity ownership guidelines are in place for our executive officers to further align their interests to those of our stockholders. Until an executive has satisfied the ownership requirements set forth below, the executive has limited ability to sell any equity granted as executive equity compensation by the Company. Each executive’s required equity ownership amount is determined as a multiple of his or her base salary. The applicable multiples for our executive officers are set forth in the table below:

Executive Officers	Ownership Guidelines
Executive Chair	6x annual base salary
Chief Executive Officer	6x annual base salary
Other executive officers	3x annual base salary
In calculating an executive's ownership, fully owned stock, restricted stock, restricted stock units, performance-
contingent restricted stock and restricted stock unit awards where the performance contingency has been met even if they remain subject to time-based vesting, and deferred stock units will be counted in satisfaction of the guidelines. An executive officer has five years from the later of the Closing Date (September 27, 2024) or the executive officer’s date of hire to achieve the required ownership level.
Risk Assessment
The Company reviews its compensation policies and practices, including incentive plan design, to determine whether our executive compensation components and arrangements encourage risks that are reasonably likely to have a material adverse impact on Amentum. The Company’s pay philosophy is designed to effectively balance a mix of cash and incentive awards, short- and long-term periods, financial and non-financial performance, and allows for the Compensation Committee’s discretion to make negative adjustments to payouts under the Company’s compensation plans. Further, our compensation programs incorporate policies to mitigate compensation-related risk, including stock ownership guidelines, vesting periods on equity awards, insider-trading prohibitions and independent Compensation Committee oversight.
In addition, as part of its oversight, the Compensation Committee considers whether any risks arising from the
Company’s compensation programs and policies are reasonably likely to have a material adverse effect on the
Company. The Compensation Committee has retained an Independent Consultant to assist with a risk assessment of the Company’s compensation policies and practices in fiscal year 2025.
Advisory Vote to Approve Executive Compensation
At the 2025 Annual Meeting of Stockholders, we will be asking our shareholders to cast an advisory vote to approve the compensation paid to our named executive officers as described in this proxy statement. In addition, we will be asking our shareholders to cast an advisory vote to approve our compensation program on an annual basis.

Government Limitations on Reimbursement of Compensation
Costs
As a government contractor, we are subject to applicable federal statutes and the Federal Acquisition Regulation
(“FAR”) that govern the reimbursement of costs by our government clients. Pursuant to the FAR, our contracts limit the allowability of reimbursement for compensation to certain, or in some cases all, employees, including our named executive officers, to a benchmark compensation cap established each year by the Office of Management and Budget (“OMB”). When comparing compensation to the benchmark cap, all wages, salary, bonuses, deferred compensation, and employer contributions to defined contribution pension plans, if any, for the year, as recorded in our books and records, must be included. Any amounts over the cap are considered unallowable and are therefore not recoverable under our government contracts. The compensation cap established by the OMB, which is applicable to a portion of our contracts for the 2024 calendar year, is $646,000. Other contracts have higher caps and/or limit the allowable compensation of fewer employees.
Compensation Recovery Provisions (Clawbacks)
Our Board has adopted a mandatory clawback policy in accordance with Section 10D of the Exchange Act and
Section 303A.14 of the NYSE Listed Company Manual (the "Clawback Policy"). The Clawback Policy requires the Company to recover from its executive officers certain incentive-based compensation in the event that the
Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, without regard to any misconduct on the part of the executive and subject to certain limited exceptions. The Clawback Policy applies to incentive-based compensation (whether cash- or equity-based) received by current and former executive officers of the
Company during the three fiscal years preceding an accounting restatement. The Compensation Committee administers this policy.
Our Stock Incentive Plan also permits the Company to subject awards to forfeiture, disgorgement, and recoupment under any applicable clawback policies that may be adopted by the Company, including our
Clawback Policy.
Policies on Timing of Equity Grants
Following the closing of the Transaction, it is our policy not to time the granting of equity awards, including stock option awards, in relation to the release of material non-public information. Accordingly, regularly scheduled awards are permitted to be granted at times when there is material non-public information. We will generally grant equity awards to newly hired and promoted executive officers at the subsequently scheduled Compensation
Committee or Board meeting following the respective effective date of the hire or promotion. We will not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Effect of Accounting and Tax Treatment on Compensation
Decisions
Section 162(m) of the Code may impact elements of our compensation program. Section 162(m) imposes a $1 million limit on the amount of compensation that we may deduct in any one year with respect to certain “covered employees.”
Our Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of our Company and our stockholders and does not have a policy requiring compensation to be fully deductible under Section 162(m).
Other provisions of the Code can also affect compensation decisions. Section 409A of the Code, which governs the form and timing of payment of deferred compensation, imposes sanctions, including a 20% penalty and an interest penalty, on a recipient of deferred compensation that does not comply with Section 409A. Our
Compensation Committee takes into account the potential implications of Section 409A in determining the form and timing of compensation awarded to our executives and strives to structure its nonqualified deferred compensation plans to meet these requirements.
Section 280G of the Code, or Section 280G, disallows a company's tax deduction for payments received by certain individuals in connection with a change in control to the extent that the payments exceed an amount approximately three times their average annual compensation and Section 4999 of the Code imposes a 20%

excise tax on those payments. Our executive severance plan contains provisions that, in certain circumstances, accelerate vesting of all or a portion of the awards in connection with a change in control and Qualifying
Termination within two years following the change in control. To the extent that payments upon a change in control are classified as excess parachute payments, our Company's tax deduction would be disallowed under
Section 280G.
Compensation Tables and Disclosures
Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)[2]	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)[3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)[4]	Total ($)
John Heller Chief Executive Officer	2024	1,165,385	—	—	—	1,586,384	—	30,710	2,782,479
Steven J. Demetriou[1] Executive Chairman	2024	1,250,000	—	2,750,001	—	1,306,422	—	44,962	5,351,385
Stephen A. Arnette[1] Chief Operating Officer	2024	586,154	—	1,500,013	—	511,203	—	61,602	2,658,972
Travis B. Johnson Chief Financial Officer	2024	571,923	500,000	—	—	858,781	—	32,945	1,963,649
Sean Mullen Chief Growth Officer	2024	443,300	350,000	—	—	416,061	—	24,603	1,233,964
1 Amounts shown in the table for Messrs. Demetriou and Arnette reflect compensation provided by Jacobs.
2 This column reflects the aggregate grant date fair value of the time- and performance-based restricted stock units that Jacobs granted to
Mr. Demetriou and Mr. Arnette under the Jacobs Equity Plan. Additional details on the plan terms and performance measures can be found in the Jacobs 2024 Proxy.
3 This column reflects the fiscal year 2024 annual cash incentive bonus program, which provides awards based on the achievement of corporate performance objectives. Awards to Messrs. Heller, Johnson and Mullen are governed by the Amentum “STIP” discussed in the
Annual Incentive section of this discussion. Messrs. Demetriou and Arnette’s awards are governed under Jacobs LPP. More details regarding the Jacobs LPP can be found in the Jacobs 2024 Proxy.
4 The table below describes the elements included in All Other Compensation for fiscal year 2024.
Other Compensation Table

Name	Executive Perquisite ($)[1]	Qualified Company Contributions to 401(k) ($)[2]	Executive Medical and Wellness Contributions ($)	Employer Paid Insurance Premiums ($)	Other ($)[3]	Total ($)
John Heller	—	10,350	11,400	7,417	1,543	30,710
Steven J. Demetriou	20,639	15,525	5,771	48	2,979	44,962
Stephen A. Arnette	32,404	12,075	13,597	3,526	—	61,602
Travis B. Johnson	1,750	15,940	8,300	6,955	—	32,945
Sean Mullen	—	13,711	5,150	5,742	—	24,603
1 This column reflects the standard executive perquisite benefit for, e.g., financial counseling and estate planning received by each applicable named executive officer pursuant to the Legacy Amentum Officer Perquisites Policy, which is limited to $15,000 on a calendar year basis for
Amentum. Messrs. Demetriou and Arnette were eligible to receive such benefits pursuant to a Jacobs plan for fiscal year 2024.
2 This column represents retirement plan contributions paid by Jacobs or Legacy Amentum to the named executive officers as described above under “Compensation Discussion and Analysis—Benefits and Perquisites—401(k) Plans.”
3 This column includes dental, supplemental medical, life and accidental death or disability insurance.

Grants of Plan-Based Awards Table

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future and Possible Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards; Number of Shares or Stock Units[3]	Grant Date Fair Value of Stock and Option Awards ($)[4]
Name	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold ($)	Target ($)	Max ($)
John Heller	—	1,121,384	1,495,178	2,990,356	—	—	—	—	—
Steven J. Demetriou	—	312,500	1,250,000	2,500,000	—	—	—	—	—
	11/15/2023	—	—	—	—	—	—	20,073	2,750,001
Stephen A. Arnette	—	150,000	600,000	1,200,000	—	—	—	—	—
	11/15/2023	—	—	—	224,954	900,090	1,800,180	4,379	599,923
Travis B. Johnson	—	429,391	572,521	1,145,042	—	—	—	—	—
Sean Mullen	—	249,637	332,849	665,698	—	—	—	—	—
1 Reflects the target bonus for fiscal year 2024 under the Amentum STIP for Messrs. Heller, Johnson, and Mullen and the Jacobs LPP for
Messrs. Demetriou and Arnette which provides awards based on the achievement of corporate performance objectives, payable in cash.
The Annual Incentive Plan is described more fully under “Compensation Discussion and Analysis—Compensation Elements—Annual
Cash Incentive.”
2 Reflects the target number of annual performance-based restricted stock units granted pursuant to the Jacobs Equity Plan for fiscal year 2024.
3 Reflects the time-based restricted stock units granted pursuant to the Jacobs Equity Plan for fiscal year 2024.
4 See the Jacobs 2024 Proxy for the grant date fair market price determination of the Jacobs equity awards.
Outstanding Equity Awards at Fiscal Year-End Table
The table below shows the Jacobs equity awards that were converted into Amentum RSUs in connection with the Transaction, which were the only outstanding equity awards held by the NEOs as of the end of the fiscal year; the market value per share is based on the closing price of our stock on September 30, 2024.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
John Heller	—	—	—	—	—
Steven J. Demetriou	9/27/24[1]	43,396	1,195,772	—	—
Stephen A. Arnette	9/27/24[1]	1,178	32,460	—	—
	9/27/24[2]	521	14,356	—	—
	9/27/24[3]	4,038	111,267	—	—
	9/27/24[4]	10,106	278,470	—	—
	9/27/24[5]	17,273	475,956	—	—
	9/27/24[6]	3,681	101,430	—	—
	9/27/24[6]	4,596	126,642	—	—
	9/27/24[7]	10,984	302,663	—	—
	9/27/24[7]	10,395	286,433	—	—
Travis B. Johnson	—	—	—	—	—
Sean Mullen	—	—	—	—	—
1 The RSUs will vest in full on November 17, 2025.
2 The RSUs will vest in full on March 4, 2025.
3 1,230 RSUs will vest on March 2, 2025 and 2,808 RSUs will vest on March 2, 2026.
4 The RSUs will vest in two equal installments on November 16, 2025 and November 16, 2026.
5 The RSUs will vest in three equal installments on November 15, 2025, November 15, 2026 and November 15, 2027.
6 The RSUs will vest in full on November 16, 2025.
7 The RSUs will vest in full on November 15, 2026.

Option Exercises and Stock Vested Table
The table below provides information on vesting of the restricted stock units and exercise of the stock options of each of our named executive officers during fiscal year 2024:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John Heller[1]	—	—	7,157	153,947
Steven J. Demetriou[2]	—	—	201,382	27,914,198
Stephen A. Arnette[3]	—	—	17,169	2,448,677
Travis B. Johnson	—	—	—	—
Sean Mullen	—	—	—	—
1 Mr. Heller's award with respect to equity of Amentum Equityholder was distributed on December 17, 2024 and valued at an AMTM closing price of $21.51.
2 Mr. Demetriou's award includes Jacobs RSUs and PSUs that vested and settled in accordance with their terms in November 2023, as well as certain RSUs and PSUs that were otherwise scheduled to vest in November 2024, but were accelerated and settled on September 18,
2024 pursuant to the terms of the Employee Matters Agreement, with the number of accelerated PSUs that vested determined based on actual performance through July 31, 2024, as determined by the Jacobs Compensation Committee.
3 Mr. Arnette's award includes Jacobs RSUs and PSUs that vested and settled in accordance with their terms in November 2023, as well as certain RSUs and PSUs that were otherwise scheduled to vest in November 2024, but were accelerated and settled on September 18,
2024 pursuant to the terms of the Employee Matters Agreement, with the number of accelerated PSUs that vested determined based on actual performance through July 31, 2024, as determined by the Jacobs Compensation Committee.
Nonqualified Deferred Compensation
The table below provides information regarding participation of each of our named executive officers in deferred compensation plans during fiscal year 2024:

Name	Executive Contributions During Last Fiscal Year ($)	Aggregate Earnings During Last Fiscal Year($)	Aggregate Withdrawals/ Distributions During Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
John Heller	—	—	—	—
Steven J. Demetriou[1]	—	101,411	—	535,048
Stephen A. Arnette	—	—	—	—
Travis B. Johnson	—	—	—	—
Sean Mullen	—	—	—	—
1 In September 2024, Mr. Demetriou’s balance in the Jacobs Executive Deferral Plan was transferred to the Jacobs Technology Executive
Deferral Plan, a mirror plan established pursuant to the terms of the Employee Matters Agreement in connection with the Transaction that was assumed by Amentum in connection with the Transaction.
Potential Payments upon Termination or a Change in Control
The following table provides the estimated payments and benefits that each named executive officer would be entitled to receive upon termination of employment or in connection with a change-of-control of Amentum. The amounts set forth below assume that the triggering event occurred on September 27, 2024. Additionally, the below table reflects newly approved employment agreements and/or other related agreements, including the
Severance Plan for Key Employees. In addition to the amounts set forth below, upon any termination of employment each officer would also be entitled to receive:
•payments generally provided to salaried employees on a non-discriminatory basis upon termination, such as accrued salary, life insurance proceeds (for any termination caused by death), unused vacation, and 401(k) Plan distributions;
•accrued, vested balances under the defined contribution retirement plan, including vested employer contributions.

Name	Cash Severance ($)	Prorated Bonus ($)	Benefit Continuation ($)[1]	Long Term Disability ($)[2]	Outplacement Services ($)[3]	Equity With Accelerated Vesting ($)[4]	Total ($)
John Heller
Death/Disability	—	1,586,384	—	300,000	—	—	1,886,384
Retirement	—	1,586,384	—	—	—	—	1,586,384
Change-in-Control	—	—	—	—	—	—	—
Qualifying Termination On or After Change-In-Control	4,900,345	1,586,384	399,953	—	15,000	—	6,901,682
Involuntary Termination	3,675,259	1,586,384	386,123	—	15,000	—	5,662,766
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—
Steven J. Demetriou
Death/Disability	—	1,306,422	—	300,000	—	1,195,772	2,802,194
Retirement	—	1,306,422	—	—	—	1,195,772	2,502,194
Change-in-Control	—	—	—	—	—	—	—
Qualifying Termination On or After Change-In-Control	5,000,000	1,306,422	68,304	—	15,000	1,195,772	7,585,498
Involuntary Termination	3,750,000	1,306,422	59,478	—	15,000	1,195,772	6,326,673
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—
Stephen A. Arnette
Death/Disability	—	511,203	—	300,000	—	1,729,676	2,540,879
Retirement	—	511,203	—	—	—	1,729,676	2,240,879
Change-in-Control	—	—	—	—	—	—	—
Qualifying Termination On or After Change-In-Control	1,800,000	511,203	59,478	—	15,000	1,729,676	4,115,357
Involuntary Termination	1,800,000	511,203	59,478	—	15,000	1,729,676	4,115,357
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—
Travis B. Johnson
Death/Disability	—	858,781	—	300,000	—	—	1,158,781
Retirement	—	858,781	—	—	—	—	858,781
Change-in-Control	—	—	—	—	—	—	—
Qualifying Termination On or After Change-In-Control	2,107,785	858,781	137,620	—	15,000	—	3,119,186
Involuntary Termination	2,107,785	858,781	137,620		15,000	—	3,119,186
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—
Sean Mullen
Death/Disability	—	416,061	—	270,024	—	—	686,085
Retirement	—	416,061	—	—	—	—	416,061
Change-in-Control	2,000,000	—	—	—	—	—	2,000,000
Qualifying Termination On or After Change-In-Control	880,384	416,061	209,135	—	15,000	—	1,520,580
Involuntary Termination	880,384	416,061	209,135	—	15,000	—	1,520,580
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—
1 The value for financial planning was based on a $10,000 assumption.
2 Long-Term Disability insurance payments cover up to 60% of base salary with a maximum benefit of $25,000 per month ($300,000 per year).

3 The value for outplacement services was based on a $15,000 assumption.
4 For equity calculations, we have used a Volume-Weighted Average Price (VWAP) for stock units of $27.5549. Additionally, this chart does not show any equity in the Amentum JV LP that would vest according to the terms of the JV agreements and award documents. As of the termination date used, these amounts were unknown.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item
402(v) of Regulation S-K under the Securities Act, we are providing the following information about the relationship between “Compensation Actually Paid” (herein referred to as “CAP”) to our CEO and our other
NEOs as compared to the Company’s GAAP Net Income and our Company-selected performance measure,
Adjusted EBITDA. For further information concerning Amentum’s performance-based approach to executive compensation and how Amentum aligns executive compensation with company performance, refer to the CD&A of this proxy statement.
2024 Pay vs. Performance Table

Year	Summary Compensation Table Total for CEO[1]	Compensation actually paid to CEO[1]	Average Summary Compensation Table Total for other NEOs[2,3]	Average Summary Compensation actually paid to other NEOs[2,3]	TSR[4]	Peer Group TSR[4]	Net Income (in $MM)[5]	Adjusted EBITDA (in $MM)[6]
2024	2,782,479	2,782,479	2,801,993	2,801,993	n/a	n/a	-82	1,052
1 Mr. Heller was the CEO in fiscal year 2024. He did not receive any equity awards in 2024.
2 Messrs. Demetriou, Arnette, Johnson and Mullen were the non-CEO named executive officers for fiscal year 2024.
3 Amounts in this column represent the Summary Compensation Total plus the fair value of equity awards at year-end for awards granted in the year, the change in fair value of equity awards at year-end (from the end of the prior year) for equity awards granted in previous years, the fair value of equity awards on the vest date for equity awards which were granted and vested in the year, and the change in fair value of equity awards at year-end (from the vest date) for equity awards which vested in the year, as applicable. For a reconciliation, see the table below.
4 Amentum’s 2024 TSR cannot be calculated for fiscal year 2024 because the Company’s stock did not begin trading until fiscal year 2025.
Peer group TSR is also excluded as it is not relevant for 2024 comparison purposes.
5 Based on net income, determined in accordance with generally accepted accounting principles, as shown in our financial statements.
6 Pro Forma Adjusted EBITDA is the Company-selected measure for fiscal year 2024 for purposes of this table.

Item and Value Added (Deducted)	FY2024
For CEO:
Summary Compensation Table Total	$2,782,479
- Summary Compensation Table “Option Awards” column value	$—
- Summary Compensation Table “Stock Awards” column value	$—
+ year-end fair value of outstanding and unvested equity awards granted in the fiscal year	$—
+/- change in fair value of outstanding and unvested equity awards granted in prior years	$—
+ vest date fair value of equity awards granted in the covered year	$—
+/- change in fair value of prior-year equity awards vested in the fiscal year	$—
Compensation Actually Paid	$2,782,479

Item and Value Added (Deducted)	FY2024
For Non-CEO named executive officers:
Summary Compensation Table Total	$2,801,993
- Summary Compensation Table “Option Awards” column value	$—
- Summary Compensation Table “Stock Awards” column value	$—
+ year-end fair value of outstanding and unvested equity awards granted in the fiscal year	$—
+/- change in fair value of outstanding and unvested equity awards granted in prior years	$—
+ vest date fair value of equity awards granted in the covered year	$—
+/- change in fair value of prior-year equity awards vested in the fiscal year	$—
Compensation Actually Paid	$2,801,993

Relationship Between Compensation Actually Paid (CAP) and Performance
Measures
Amentum has only one year of CAP as a standalone publicly-traded company and, as of September 27, 2024, no trading history. This limits our narrative description regarding the relationships of CAP to various performance measures, as we do not yet have year-over-year comparisons of CAP to financial measures or
TSR. We expect to further expand our narrative descriptions regarding CAP and performance measures in future years.
Most Important Financial Measures
In fiscal year 2024, STI Adjusted EBITDA and Days Sales Outstanding (DSO) were the primary measures used in our incentive plan, representing the most important financial measures we use to link CAP to performance, as listed below. In 2025, we have added additional measures for Free Cash Flow (FCF) and Net Debt Reduction to our incentive program, as further described in our CD&A.

FY24 Most Important Financial Measures	FY25 Most Important Financial Measures
STI Adjusted EBITDA	Adjusted EBITDA
Days Sales Outstanding (DSO)	Days Sales Outstanding (DSO)
Free Cash Flow (FCF)
Net Debt Reduction

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis ("CD&A")
included in this proxy statement with members of management, and based on such review and discussions, the
Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.
THE COMPENSATION COMMITTEE
Russell Triedman (Chair)
Benjamin Dickson
General Ralph E. Eberhart
S. Leslie Ireland

AUDIT COMMITTEE REPORT
The Audit Committee is composed of four directors identified below, each of whom is an independent director as defined by the applicable SEC rules and the NYSE listing standards. Two committee members, Barbara L.
Loughran and Sandra E. Rowland, have been designated by the Board as “audit committee financial experts”
under applicable SEC rules. For further description of each committee member’s background and expertise, please refer to the "Director Nominees" section of our proxy statement beginning on page 8.
The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities relating to, among other things, the Company’s accounting, auditing, and financial reporting processes, internal controls, compliance with legal and regulatory requirements and its code of ethics, and risk management processes, as discussed more fully in the Audit Committee charter, a copy of which is available on our website,
www.amentum.com. In accordance with its charter, the Audit Committee appoints the Company’s independent registered public accounting firm, EY, subject to stockholder ratification, and conducts an annual review of its performance. In addition, the Audit Committee pre-approves all audit and permissible non-audit services provided by EY and the fees for those services. The Audit Committee also oversees the Company’s internal audit function, including its annual audit plan, budget, and staffing. As part of its oversight role, the Audit
Committee meets throughout the year, separately and together, with each of management, the Company's internal auditors, and EY.
Management has the primary responsibility for the Company's financial statements and accounting and reporting processes, including the systems of internal accounting control. EY is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public
Company Accounting Oversight Board (“PCAOB”), and rendering opinions on whether the financial statements are in conformity with accounting principles generally accepted in the United States and, when required, the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with management of the Company and EY, the audited consolidated financial statements of the Company for the fiscal year ended September 27, 2024 (the “Audited
Financial Statements”). The Audit Committee also reviewed any significant audit findings identified by EY, and those identified by the Company's internal auditors as well as management's responses thereto. In addition, the
Audit Committee discussed with EY the matters required to be discussed by the applicable requirements of the
PCAOB and the SEC.
The Audit Committee has also: (i) considered whether non-audit services provided by EY are compatible with its independence; (ii) received the written disclosures and the letter from EY required by the applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence; and (iii) discussed with EY its independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended
September 27, 2024 for filing with the SEC.
THE AUDIT COMMITTEE
Sandra E. Rowland (Chair)
General Vincent K. Brooks
S. Leslie Ireland
Barbara L. Loughran

PRE-APPROVAL OF SERVICES BY
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee pre-approves all audit, audit-related, tax, and other services performed by our independent auditors. The Audit Committee pre-approves specific categories of services. Unless the type of service had previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform it.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES
The following table presents the fees for services performed by the principal accounting firm, EY, during fiscal years 2024 and 2023 for Amentum Holdings, Inc. (Amentum Parent Holdings LLC prior to the Transaction).

(Amounts in thousands)	FY2024	FY2023
Audit fees[1]	$6,959	$4,276
Audit-related fees[2]	1,671	39
Tax fees[3]	617	679
All other fees[4]	51	17
Total[5]	$9,298	$5,011
1 “Audit fees” principally include those for services related to the audit and quarterly reviews of the Company’s consolidated financial statements and consultation on accounting matters.
2 These fees include fees for services that are normally provided in connection with the Company's statutory and regulatory filings and fees incurred in connection with the Transaction.
3 “Tax fees” principally include domestic and foreign tax compliance and advisory services.
4 “All other fees” consist of fees not reported under the categories above.
5  EY performed additional services for Jacobs as part of the Transaction that are not included in the amounts above.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed EY as the independent auditors to perform an integrated audit of the
Company for the fiscal year ending October 3, 2025. EY served as our independent auditors for the fiscal year ended September 27, 2024. Stockholder approval of the appointment is not required.
The Board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of EY, the Audit Committee will reconsider whether to hire the firm and may retain EY or hire another firm without resubmitting the matter for stockholders to approve. The Audit Committee retains the discretion at any time to appoint a different independent auditor.
Representatives of EY are expected to be present at the Annual Meeting, available to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for fiscal year 2025.

PROPOSAL 3: ADVISORY VOTE ON COMPANY'S
EXECUTIVE COMPENSATION
As required by Section 14A of the Exchange Act, the Company is providing stockholders with a non-binding advisory vote on the fiscal year 2024 compensation of our named executive officers, as disclosed in the CD&A, the accompanying compensation tables, and the related narrative disclosure in this proxy statement, commonly referred to as the “Say-on-Pay” vote. Although this vote is advisory, the Board and the Compensation
Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our named executive officers. As set forth in Proposal 4, the Company is providing stockholders with an advisory vote on the frequency of say-on-pay votes at the Annual Meeting. The
Board and the Compensation Committee will consider the outcome of the vote in its determination of how frequently we should conduct a say-on-pay vote going forward.
You should read the CD&A and the compensation tables in determining whether to approve this proposal.
The Board submits the following resolution for a stockholder vote at the 2025 Annual Meeting of Stockholders:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the
Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-
K, including the executive compensation tables and the related narrative discussion, is hereby APPROVED.

The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation paid to our named executive officers in fiscal year 2024 as disclosed in this proxy statement.

PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF
FUTURE ADVISORY VOTES TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION
Our Company’s stockholders are asked to cast an advisory vote to approve the compensation paid to our named executive officers in 2024 as described in this proxy statement. At least once every six years, the Dodd-
Frank Act enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. We are seeking an advisory, non-binding determination from our stockholders as to the frequency with which stockholders would like to have an opportunity to provide an advisory approval of our executive compensation program. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining.
For the reasons described below, we recommend that our stockholders select a frequency of every one year.
•A one-year time period between advisory votes will enhance our Board’s understanding of the reasons for positive or negative vote results. An annual vote will provide near-immediate feedback on compensation decisions and allow the Board to link the results of each advisory vote to specific compensation actions or decisions.
•Many of our compensation decisions, including salary adjustments and determination of annual cash incentive awards and long-term incentive awards, are made annually. An annual advisory vote aligns with the timing of these decisions and allows our stockholders a formal opportunity to express their view on each year’s compensation decisions.
•An annual advisory vote is consistent with corporate governance principles that encourage regular engagement with stockholders. The Board considers frequent solicitation of our stockholders’ views, including on matters of executive compensation, as an important component of corporate governance.
Based on the factors discussed above, our Board recommends that future say-on-pay votes occur every year until the next frequency vote. Stockholders are not being asked to approve or disapprove our Board’s recommendation, but rather to indicate their choice among the following say-on-pay frequency options: every one year, every two years or every three years, or to abstain from voting.
With respect to this proposal, if none of the frequency alternatives (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by our stockholders.
This vote is advisory and therefore not binding on our Company, our Compensation Committee or our Board.
Although the vote is non-binding, our Board values the opinions of our stockholders and will take into account the outcome of the vote when considering how frequently we should conduct a say-on-pay vote going forward.
However, because this vote is advisory and not binding on our company or our Board, our Board may decide that it is in our Company’s and our stockholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board of Directors recommends a vote for the option of ONE YEAR for the frequency of future advisory votes to approve executive compensation.

OTHER BUSINESS
The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter proper for action at the meeting should be presented, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration of the matter or the proposed action.
By order of the Board of Directors,
Paul W. Cobb, Jr.
Secretary
Chantilly, Virginia
January 21, 2025

IMPORTANT INFORMATION ABOUT ANNUAL MEETING
AND PROXY PROCEDURES
The Board is soliciting proxies to be used at the Annual Meeting of Stockholders to be held virtually on March 5,
2025, beginning at 11:00 a.m. (EST) at www.virtualshareholdermeeting.com/AMTM2025.
Why am I receiving these proxy materials?
You have received these proxy materials because our Board is soliciting your proxy to vote your shares at the
Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules, and describes issues on which we would like you to vote at our
Annual Meeting. It also gives you information on these issues so that you can make an informed decision. The proxy materials include our proxy statement for the Annual Meeting, our annual report to stockholders, which includes our Annual Report on Form 10-K for the year ended September 27, 2024 and the proxy card, or a voting instruction card, for the Annual Meeting.
Our Board has made this proxy statement and proxy card available to you on the Internet because you own shares of common stock of the Company.
If you submit a proxy by using the Internet, by calling, or by signing and returning the proxy card, you will appoint Travis B. Johnson, Executive Vice President & Chief Financial Officer, and Paul W. Cobb, Jr., Senior
Vice President, Legal & Corporate Secretary (with full power of substitution) as your representatives at the
Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. By submitting a proxy, you can ensure your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit a proxy in advance by using the Internet, by calling, or by signing and returning your proxy card. If you vote by Internet or by calling, you do not need to return your proxy card.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to the "Notice and Access" rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet at www.proxyvote.com. Accordingly, we are sending a Notice of Internet Availability of
Proxy Materials to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials, or request to receive an electronic copy or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials. In
addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by submitting a request in writing to our Secretary at Amentum, 4800 Westfields Boulevard,
Suite 400, Chantilly, VA 20151. We encourage stockholders to take advantage of the availability of proxy materials on the Internet to help reduce the environmental impact and cost of the Annual Meeting.
How can I sign up for the electronic proxy delivery service?
You can elect to receive an email that provides a link to our future proxy materials on the Internet. The proxy card or the instructions that accompanied your proxy materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
How do I attend and participate in the virtual Annual Meeting?
You will be able to virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/
AMTM2025. Although it will be a virtual-only meeting, the Company wants to assure its stockholders of its commitment to ensuring that the Annual Meeting provides its stockholders with the same rights and opportunities to participate as in an in-person meeting, including the ability to ask questions of the Board and management.

To participate in the Annual Meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 11:00 a.m.
Eastern Standard Time on March 5, 2025. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Standard Time, and you should allow ample time to ensure your ability to access the meeting.
You may submit a question during the meeting by visiting www.virtualshareholdermeeting.com/AMTM2025 and following the instructions on the website. The Company will post responses to questions relevant to meeting matters that are not answered during the Annual Meeting due to time constraints on the Company's Investor
Relations portion of its website, www.amentum.com, as soon as practicable after the Annual Meeting. The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Annual Meeting.
In addition, the Company will have technicians ready beginning fifteen minutes prior to the meeting to assist participating stockholders with any technical difficulties they may have accessing the virtual meeting. If participating stockholders encounter any difficulties accessing the virtual meeting during check-in or the meeting, they may call the technical support number that will be posted on the virtual meeting platform log-in page.
Who is entitled to vote at the Annual Meeting?
Holders of the Company’s common stock are entitled to vote at the Annual Meeting. The Board has established the record date for the Annual Meeting as January 7, 2025. Only holders of record of the Company’s common stock on the record date are entitled to receive notice of the meeting and to vote at the meeting. Dissenters’
rights are not applicable to any of the matters being voted upon at the Annual Meeting.
How many shares must be present to hold the Annual Meeting?
In order for us to lawfully conduct business at the Annual Meeting, the holders of stock representing a majority of the voting power of all shares issued and outstanding and entitled to vote at the meeting must be present in person at the Annual Meeting or represented by proxy. This is referred to as a quorum. Stockholders who attend the Annual Meeting online at www.virtualshareholdermeeting.com/AMTM2025 will be deemed to be in person attendees for purposes of determining if a quorum has been met. If a quorum is present, we can hold the
Annual Meeting and conduct business.
How many shares may I vote?
On January 7, 2025 (the record date), 243,302,257 shares of our common stock were outstanding. Each share of common stock is entitled to one vote, and stockholders do not have the right to cumulate their votes for the election of directors.
What am I voting on and what are the Board’s recommendations?

Proposal	Description	Board's Voting Recommendation	Page Reference
No. 1	Election of thirteen director nominees named in this proxy statement	FOR each director nominee	7
No. 2	Ratification of appointment of EY as the Company's independent registered accounting firm for fiscal year 2025	FOR	64
No. 3	A non-binding, advisory vote on the compensation paid to the Company’s named executive officers for fiscal year 2024, as disclosed in the proxy statement	FOR	65
No. 4	A non-binding, advisory vote on the frequency of future advisory votes to approve named executive officer compensation	ONE YEAR	66
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Equiniti
Trust Company, LLC (also known as EQ), you are considered a “stockholder of record” with respect to those shares. In this case, we are sending the Notice of Internet Availability of Proxy Materials to you directly.

If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” of those shares, which are held in “street name.” In this case, the Notice of Internet Availability of Proxy Materials will be forwarded to you by your broker or bank. As the beneficial owner, you have the right to direct your broker or bank how to vote your shares by following the voting instructions noted below.
What is the procedure for voting?
If you are a stockholder of record of our common stock, you can vote your shares at the Annual Meeting by attending the virtual meeting using the control number located on your proxy card, or the instructions that accompanied your proxy materials and submitting an electronic ballot, or you can give a proxy to be voted at the
Annual Meeting in one of three ways: (1) over the telephone by calling a toll-free number provided on the enclosed proxy card, (2) electronically via the Internet as described in the enclosed proxy card, or (3) date, sign, and complete the proxy card and return it in the enclosed envelope, which requires no postage stamp if mailed in the United States.
If you are a beneficial owner of our common stock, you must obtain a proxy, executed in your favor, from the stockholder of record to be able to vote virtually at the Annual Meeting. You can vote your shares at the Annual
Meeting by attending the virtual meeting using the control number located on your proxy card, or the instructions that accompanied your proxy materials and submitting an electronic ballot, or you can give a proxy to be voted at the Annual Meeting in one of three ways: (1) over the telephone by calling a toll-free number provided on the enclosed proxy card, (2) electronically via the Internet as described in the enclosed proxy card, or (3) date, sign, and complete the proxy card and return it in the enclosed envelope, which requires no postage stamp if mailed in the United States.
Can I change my proxy?
You may revoke your proxy before it is voted at the Annual Meeting by delivering a signed revocation letter to the Secretary of the Company at 4800 Westfields Boulevard, Suite 400, Chantilly, VA 20151, or by submitting a new proxy, dated later than your first proxy, in one of the ways described in the answer to the previous question.
If you are virtually attending the Annual Meeting, you may revoke your proxy by virtually attending the Annual
Meeting and voting during the Annual Meeting. Virtual attendance at the Annual Meeting will not by itself revoke a proxy.
Can other matters be decided at the Annual Meeting?
The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter proper for action at the meeting should be presented, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration of the matter or the proposed action.
What is the vote required for each proposal?
For proposal 1, each of the directors shall be elected by a majority of the votes validly cast at the Annual
Meeting. For proposals 2, 3, and 4, approval of the proposal requires a majority of voting power of common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter casting their vote in favor of such matter.
What if I am a stockholder of record and do not provide voting instructions when returning a proxy?
Stockholders should specify their choice for each matter on the proxy card. Proxies that are signed and returned but do not contain voting instructions will be voted:
•FOR the election of all director nominees as set forth in this proxy statement;
•FOR the ratification of the appointment of EY as the Company's independent registered accounting firm for fiscal year 2025;
•FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and
•FOR the approval, on a non-binding, advisory basis of an annual frequency for shareholder votes on the compensation program for the Company's named executive officers.

What if I am a beneficial owner and do not give voting instructions to my broker?
If your shares are held by a broker in “street name,” your brokerage firm may vote your shares on certain
“routine” matters if you do not provide voting instructions. The ratification of an independent registered public accounting firm is an example of a routine matter. If you do not provide voting instructions, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. When a brokerage firm votes its customers' shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted for or against the routine matter. A brokerage firm cannot vote your shares on non-routine matters, such as the election of directors and the advisory vote on executive compensation. If your brokerage firm has not received voting instructions on a non-routine matter, these shares will be considered “broker non-votes” to the extent that the brokerage firm submits a proxy.
How are abstentions and broker non-votes counted?
Abstentions will be treated as present for purposes of determining a quorum. Abstentions will have the effect of a vote “against” the advisory vote on the compensation of the Company's named executive officers and the proposal for the ratification of an independent registered public accounting firm. Abstentions will have no effect on the election of directors or the advisory vote on the annual frequency for shareholder votes on the compensation program for the Company's named executive officers.
Broker non-votes are counted for purposes of establishing a quorum. Broker non-votes will have no effect on the outcome of the proposals for the election of directors, the advisory vote on the compensation of the
Company's named executive officers, and the advisory vote of an annual frequency for shareholder votes on the compensation program for the Company's named executive officers. Discretionary voting by a broker will be permitted for the proposal for the ratification of an independent registered public accounting firm, which is the only routine proposal. Broker non-votes, if any, will have no effect on the proposal for the ratification of an independent registered public accounting firm.
Who will count the votes?
A representative from Broadridge Financial Services will tabulate the votes, and the results will be certified by the inspector of election.
Who will bear the costs of soliciting votes for the Annual Meeting?
The Company will bear all costs of soliciting proxies. Pursuant to rules adopted by the SEC, we have elected to deliver a Notice of Internet Availability of Proxy Materials to you and make the proxy materials available via the
Internet at www.proxyvote.com, which may be accessed using the control number located on each proxy card.
When will the Company announce the voting results?
The preliminary voting results will be announced at the Annual Meeting. The Company will report the final results in a Current Report on Form 8-K filed with the SEC.
Can I receive a copy of the Annual Report?
The annual report of the Company on Form 10-K for the fiscal year ended September 27, 2024 is being furnished concurrently with this proxy statement to persons who were stockholders of record as of January 7,
2025, the record date for the Annual Meeting.
What is “householding” and how does it affect me?
In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions are receiving only one copy of our annual report on Form
10-K and this proxy statement. This reduces the volume of duplicate information received at your household and helps to reduce the environmental impact and cost of our Annual Meeting. If you would like to have additional copies of these documents mailed to you, please write or call our Secretary at 4800 Westfields
Boulevard, Suite 400, Chantilly, VA 20151, telephone: (703) 579-0410. If you want to receive separate copies of the proxy statement, annual report on Form 10-K, or Notice of Internet Availability of Proxy Materials, as
applicable, in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder.

How do I submit a proposal for action at the annual of meeting of stockholders in 2026?
Under applicable SEC rules and regulations (including SEC Rule 14a-8), the Company will review for inclusion in next year’s proxy statement stockholder proposals received by September 23, 2025. Proposals should be sent to the Secretary of the Company at 4800 Westfields Boulevard, Suite 400, Chantilly, VA 20151.
Pursuant to our amended and restated bylaws, stockholder proposals not included in next year’s proxy statement may be brought before the 2026 Annual Meeting of Stockholders by a stockholder of the Company who is entitled to vote at the meeting, who has given a written notice to the Secretary of the Company at 4800
Westfields Boulevard, Suite 400, Chantilly, VA 20151 containing certain information specified in our amended and restated bylaws and who was a stockholder of record at the time such notice was given and at the date of the 2026 Annual Meeting of Stockholders. Such notice must be delivered to or mailed and received at the above address no earlier than November 5, 2025 and no later than December 5, 2025, except that if the date of the
2026 Annual Meeting of Stockholders is changed, and the meeting is held before February 3, 2026 or after April
4, 2026, such notice must be delivered at the above address by the later of the 10th day following the day the public announcement of the date of the annual meeting is first made and the date which is 90 days prior to the date of the annual meeting.
In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than January 4, 2026.

WEBSITE REFERENCES
Information contained on or connected to any website referenced in this proxy statement is not incorporated by reference in this proxy statement or in any other report or document we file with the SEC. We routinely use our
Investor Relations website to provide presentations, press releases, and other information that may be deemed material to investors. Accordingly, we encourage investors and others interested in the Company to review the information that we share on the investor relations portion of our website at www.amentum.com. In addition, our
Investor Relations website allows interested persons to sign up to automatically receive e-mail alerts when we post financial information.
A - 1
APPENDIX A — PRO FORMA AND NON-GAAP MEASURES
AMENTUM HOLDINGS, INC.
UNAUDITED NON-GAAP FINANCIAL MEASURES
The presentation and discussion of Short Term Incentive (“STI”) Adjusted EBITDA, Pro Forma Adjusted
EBITDA, and Pro Forma Adjusted EBITDA Margin are not measures of financial performance under Generally
Accepted Accounting Principles in the United States (“GAAP”). These non-GAAP measures should be considered only as supplements to, and should not be considered in isolation or used as a substitute for, financial information prepared in accordance with GAAP. Management believes these non-GAAP measures, when read in conjunction with our consolidated financial statements prepared in accordance with GAAP and the reconciliations herein to the most directly comparable GAAP measures, provide useful information in assessing trends in our ongoing operating performance and may provide greater visibility in understanding the long-term financial performance of the Company. The computation of non-GAAP measures may not be comparable to similarly titled measures reported by other companies, thus limiting their use for comparability.
STI Adjusted EBITDA is defined as GAAP net (loss) income attributable to common shareholders adjusted for interest expense and other, net, (benefit) provision for income taxes, depreciation and amortization, and excludes the following discrete items:
•Acquisition, transaction, and integration costs – Represents acquisition, transaction and integration costs, including severance, retention, and other adjustments related to acquisition and integration activities.
•Amortization of intangibles – Represents the amortization of intangible assets.
•Non-cash GAAP expense (gain) – Represents a non-cash goodwill impairment charge and a non-cash gain on acquisition of controlling interest.
•Loss on extinguishment of debt – Represents the write-off of debt discount and debt issuance costs as a result of debt modifications.
•Utilization of certain fair market value adjustments assigned in purchase accounting – Represents the periodic utilization of the fair market value adjustments assigned to certain equity method investments and non-controlling interests based on the remaining period of performance for the related contract.
•Share-based compensation – Represents non-cash compensation expenses recognized for share based arrangements.
•STI Adjustments – Represents certain legal expenses for matters associated with previously acquired companies, costs to abandon certain leases, and consulting fees incurred in conjunction with the
Master Consulting and Advisory Services agreement with American Securities LLC and Goldberg
Lindsay & Co. LLC.
Pro Forma Adjusted EBITDA is defined as pro forma net (loss) income attributable to common shareholders, which incorporates the results of CMS prepared in accordance with the requirements of Article 11 of Regulation
S-X, adjusted for pro forma interest expense and other, net, pro forma (benefit) provision for income taxes, pro forma depreciation and amortization, and excludes the following discrete pro forma items:
•Acquisition, transaction, and integration costs – Represents acquisition, transaction and integration costs, including severance, retention, and other adjustments related to acquisition and integration activities.
•Amortization of intangibles – Represents the amortization of intangible assets.
•Non-cash GAAP expense (gain) – Represents a non-cash goodwill impairment charge and a non-cash gain on acquisition of controlling interest.
•Loss on extinguishment of debt – Represents the write-off of debt discount and debt issuance costs as a result of debt modifications.
•Utilization of certain fair market value adjustments assigned in purchase accounting – Represents the periodic utilization of the fair market value adjustments assigned to certain equity method investments and non-controlling interests based on the remaining period of performance for the related contract.
A - 2
•Share-based compensation – Represents non-cash compensation expenses recognized for share based arrangements.
Pro Forma Adjusted EBITDA Margin is defined as Pro Forma Adjusted EBITDA divided by Pro Forma Revenues.
The following table presents a reconciliation of net loss attributable to common shareholders (the most directly comparable GAAP measure) to STI Adjusted EBITDA for the fiscal year ended September 27, 2024:

For The Fiscal Year Ended September 27, 2024
(Amounts in millions)
Net loss attributable to common shareholders	$(82)
Depreciation expense	23
Amortization of intangibles	228
Interest expense and other, net	438
(Benefit) provision for income taxes	(40)
EBITDA (non-GAAP)	567
Acquisition, transaction and integration costs	62
Non-cash GAAP expense (gain)	(69)
Loss on extinguishment of debt	45
Utilization of fair market value adjustments	(5)
Share-based compensation	18
STI Adjustments	22
STI Adjusted EBITDA (non-GAAP)	$640
The following table presents a reconciliation of pro forma net income (loss) attributable to common shareholders to
Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin for the fiscal years ended September 27,
2024 and September 29, 2023:

	For the Year Ended September 27, 2024	For the Year Ended September 29, 2023
(Amounts in millions)
Pro forma revenues	$13,858	$13,371

Pro forma net income (loss) attributable to common shareholders	$32	$(145)
Depreciation expense	37	45
Amortization of intangibles	499	592
Interest expense and other, net	345	348
(Benefit) provision for income taxes	37	4
EBITDA (non-GAAP)	950	844
Acquisition, transaction and integration costs	62	39
Non-cash GAAP expense (gain)	—	117
Loss on extinguishment of debt	45	—
Utilization of fair market value adjustments	(15)	(35)
Share-based compensation	10	21
Pro Forma Adjusted EBITDA (non-GAAP)	$1052	$986
Pro Forma Adjusted EBITDA Margin (non-GAAP)	7.6%	7.4%
A - 3
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AMENTUM HOLDINGS, INC.
4800 WESTFIELDS BLVD, SUITE 400
CHANTILLY, VA 20151

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Standard Time on March 4, 2025 for shares held directly and by 11:59 PM Eastern Standard Time on March 2, 2025 for shares held in a plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AMTM2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Standard Time on March 4, 2025 for shares held directly and by 11:59 PM Eastern Standard Time on March 2, 2025 for shares held in a plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61096-P22995 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMENTUM HOLDINGS, INC.

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Steven J. Demetriou	☐	☐	☐
1b. John Heller	☐	☐	☐
1c. Benjamin Dickson	☐	☐	☐
1d. Vincent K. Brooks	☐	☐	☐
1e. Ralph E. Eberhart	☐	☐	☐
1f. Alan E. Goldberg	☐	☐	☐
1g. S. Leslie Ireland	☐	☐	☐
1h. Barbara L. Loughran	☐	☐	☐
1i. Sandra E. Rowland	☐	☐	☐
1j. Christopher M.T. Thompson	☐	☐	☐
1k. Russell Triedman	☐	☐	☐
1l. John Vollmer	☐	☐	☐
1m. Connor Wentzell	☐	☐	☐
2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the Company's fiscal year 2025.	☐	☐	☐
3. Advisory vote to approve the Company's named executive officer compensation.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of the advisory vote to approve the Company's named executive officer compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V61097-P22995

AMENTUM HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
MARCH 5, 2025 11:00 A.M. (EST)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Travis B. Johnson and Paul W. Cobb, Jr. with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Amentum Holdings, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held virtually at 11:00 a.m. (EST) on March 5, 2025 and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their best judgement upon such matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted **FOR the election of the nominees listed on the reverse side for the Board of Directors, FOR Proposals 2 and 3 and "1 YEAR" for Proposal 4.** Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

Continued and to be signed on reverse side